Exhibit 10.1

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             J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.,


                                    PURCHASER


                           JPMORGAN CHASE BANK, N.A.,


                                     SELLER


                        MORTGAGE LOAN PURCHASE AGREEMENT


                           Dated as of August 1, 2007


                            Fixed Rate Mortgage Loans


                                Series 2007-LDP12


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            This Mortgage Loan Purchase Agreement (this "Agreement"), dated as of August 1, 2007, is between J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser (the "Purchaser"), and JPMorgan Chase Bank, N.A., as seller (the "Seller").

            Capitalized terms used in this Agreement not defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement dated as of August 1, 2007 (the "Pooling and Servicing Agreement") among the Purchaser, as depositor (the "Depositor"), Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), J. E. Robert Company, Inc., as special servicer (the "Special Servicer"), and LaSalle Bank National Association, as trustee (the "Trustee"), pursuant to which the Purchaser will sell the Mortgage Loans (as defined herein) to a trust fund and certificates representing ownership interests in the Mortgage Loans will be issued by the trust fund. For purposes of this Agreement, the term "Mortgage Loans" refers to the mortgage loans listed on Exhibit A and the term "Mortgaged Properties" refers to the properties securing such Mortgage Loans.

            The Purchaser and the Seller wish to prescribe the manner of sale of the Mortgage Loans from the Seller to the Purchaser and in consideration of the premises and the mutual agreements hereinafter set forth, agree as follows:

            SECTION 1. Sale and Conveyance of Mortgages; Possession of Mortgage File. Effective as of the Closing Date and upon receipt of the purchase price set forth in the immediately succeeding paragraph, the Seller does hereby sell, transfer, assign, set over and convey to the Purchaser, without recourse (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase Agreement, dated as of the Closing Date between the Master Servicer and the Seller) all of its right, title, and interest in and to the Mortgage Loans including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest first due on the Mortgage Loans on or before the Cut-off Date). Upon the sale of the Mortgage Loans, the ownership of each related Mortgage Note, the Mortgage and the other contents of the related Mortgage File will be vested in the Purchaser and immediately thereafter the Trustee and the ownership of records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Seller (other than the records and documents described in the proviso to Section 3(a) hereof) shall immediately vest in the Purchaser and immediately thereafter the Trustee. The Seller's records will accurately reflect the sale of each Mortgage Loan to the Purchaser. On the Closing Date, the Seller shall also deliver to the Depositor an amount equal to $150,031.86, which amount represents the aggregate amount of interest that would have accrued at the related Mortgage Rates on the applicable Mortgage Loans commencing August 1, 2007 for those Mortgage Loans that do not have a Due Date in September 2007. The Depositor will sell the Class A-1, Class A-2, Class A-3, Class A-4, Class A-SB, Class A-1A, Class X, Class A-M, Class A-J, Class B, Class C, Class D, Class E and Class F Certificates (the "Offered Certificates") to the underwriters (the "Underwriters") specified in the underwriting agreement, dated as of August 24, 2007 (the "Underwriting Agreement") between the Depositor and J.P. Morgan Securities Inc. ("JPMSI") for itself and as representative of the several underwriters identified therein, and the Depositor will sell the Class G, Class H and Class J Certificates and a portion of the Class K Certificates to JPMSI and/or UBS Securities LLC as initial purchasers and sell the remaining portion of the Class K Certificates and the Class L, Class M, Class N, Class P, Class Q, Class T and Class NR Certificates through JPMSI, as placement agent pursuant to the certificate purchase and placement agreement dated August 24, 2007 (the "Certificate Purchase and Placement Agreement"), among the Depositor, JPMSI, for itself as initial purchaser and on behalf of UBS Securities LLC, as initial purchaser, and JPMSI as placement agent.

            The sale and conveyance of the Mortgage Loans is being conducted on an arms length basis and upon commercially reasonable terms. As the purchase price for the Mortgage Loans, the Purchaser shall (i) pay to the Seller or at the Seller's direction in immediately available funds the sum of $1,015,022,811.97 (which amount is inclusive of accrued interest and exclusive of the Seller's pro rata share of the costs set forth in Section 9 hereof) and
(ii) transfer the Class X-PP1 Certificates to the Seller. The purchase and sale of the Mortgage Loans shall take place on the Closing Date.

            SECTION 2. Books and Records; Certain Funds Received After the Cut-off Date. From and after the sale of the Mortgage Loans to the Purchaser, record title to each Mortgage and the related Mortgage Note shall be transferred to the Trustee in accordance with this Agreement. Any funds due after the Cut-off Date in connection with a Mortgage Loan received by the Seller shall be held in trust for the benefit of the Trustee as the owner of such Mortgage Loan and shall be transferred promptly to the Master Servicer. All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

            The transfer of each Mortgage Loan shall be reflected on the Seller's balance sheets and other financial statements as a sale of the Mortgage Loans by the Seller to the Purchaser. The Seller intends to treat the transfer of each Mortgage Loan to the Purchaser as a sale for tax purposes.

            The transfer of each Mortgage Loan shall be reflected on the Purchaser's balance sheets and other financial statements as a purchase of the Mortgage Loans by the Purchaser from the Seller. The Purchaser intends to treat the transfer of each Mortgage Loan from the Seller as a purchase for tax purposes.

            SECTION 3. Delivery of Mortgage Loan Documents; Additional Costs and Expenses. (a) The Purchaser hereby directs the Seller, and the Seller hereby agrees, upon the transfer of the Mortgage Loans contemplated herein, to deliver on the Closing Date to the Trustee or a Custodian appointed thereby, all documents, instruments and agreements required to be delivered by the Purchaser to the Trustee with respect to the Mortgage Loans under Sections 2.01(b) and 2.01(c) of the Pooling and Servicing Agreement, and meeting all the requirements of such Sections 2.01(b) and 2.01(c), and such other documents, instruments and agreements as the Purchaser or the Trustee shall reasonably request. In addition, the Seller agrees to deliver or cause to be delivered to the Master Servicer, the Servicing File for each Mortgage Loan transferred pursuant to this Agreement; provided that the Seller shall not be required to deliver any draft documents, or any attorney client communications which are privileged communications or constitute legal or other due diligence analyses, or internal communications of the Seller or its affiliates, or credit underwriting or other analyses or data.

            (b) With respect to the transfer described in Section 1 hereof, if the Mortgage Loan documents do not require the related Mortgagor to pay any costs and expenses relating to any modifications to a related letter of credit which modifications are required to effectuate such transfer (the "Transfer Modification Costs"), then the Seller shall pay the Transfer Modification Costs required to transfer the letter of credit to the Trustee as described in such
Section 1; provided that if the Mortgage Loan documents require the related Mortgagor to pay any Transfer Modification Costs, such Transfer Modification Costs shall be an expense of the Mortgagor unless such Mortgagor fails to pay such Transfer Modification Costs after the Master Servicer has exercised all remedies available under the Mortgage Loan documents to collect such Transfer Modification Costs from such Mortgagor, in which case the Master Servicer shall give the Seller notice of such failure and the amount of such Transfer Modification costs and the Seller shall pay such Transfer Modification Costs.

            SECTION 4. Treatment as a Security Agreement. The Seller, concurrently with the execution and delivery hereof, has conveyed to the Purchaser, all of its right, title and interest in and to the Mortgage Loans. The parties intend that such conveyance of the Seller's right, title and interest in and to the Mortgage Loans pursuant to this Agreement shall constitute a purchase and sale and not a loan. If such conveyance is deemed to be a pledge and not a sale, then the parties also intend and agree that the Seller shall be deemed to have granted, and in such event does hereby grant, to the Purchaser, a first priority security interest in all of its right, title and interest in, to and under the Mortgage Loans, all payments of principal or interest on such Mortgage Loans due after the Cut-off Date, all other payments made in respect of such Mortgage Loans after the Cut-off Date (except to the extent such payments were due on or before the Cut-off Date) and all proceeds thereof and that this Agreement shall constitute a security agreement under applicable law. If such conveyance is deemed to be a pledge and not a sale, the Seller consents to the Purchaser hypothecating and transferring such security interest in favor of the Trustee and transferring the obligation secured thereby to the Trustee.

            SECTION 5. Covenants of the Seller. The Seller covenants with the Purchaser as follows:

            (a) it shall record or cause a third party to record in the appropriate public recording office for real property the intermediate assignments of the Mortgage Loans and the Assignments of Mortgage from the Seller to the Trustee in connection with the Pooling and Servicing Agreement. All recording fees relating to the initial recordation of such intermediate assignments and Assignments of Mortgage shall be paid by the Seller;

            (b) it shall take any action reasonably required by the Purchaser, the Trustee or the Master Servicer, in order to assist and facilitate in the transfer of the servicing of the Mortgage Loans to the Master Servicer, including effectuating the transfer of any letters of credit with respect to any Mortgage Loan to the Trustee (in care of the Master Servicer) for the benefit of Certificateholders. Prior to the date that a letter of credit, if any, with respect to any Mortgage Loan is transferred to the Trustee (in care of the Master Servicer), the Seller will cooperate with the reasonable requests of the Master Servicer or Special Servicer, as applicable, in connection with effectuating a draw under such letter of credit as required under the terms of the related Mortgage Loan documents;

            (c) if, during such period of time after the first date of the public offering of the Offered Certificates as in the opinion of counsel for the Underwriters, a prospectus relating to the Offered Certificates is required by applicable law to be delivered in connection with sales thereof by an Underwriter or a Dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus Supplement, including Annexes A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, in order to make the statements therein, in the light of the circumstances when the Prospectus Supplement is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus Supplement, including Annexes A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, to comply with applicable law, the Seller shall do all things necessary to assist the Depositor to prepare and furnish, at the expense of the Seller (to the extent that such amendment or supplement relates to the Seller, the Mortgage Loans listed on Exhibit A and/or any information relating to the same, as provided by the Seller), to the Underwriters such amendments or supplements to the Prospectus Supplement as may be necessary, so that the statements in the Prospectus Supplement as so amended or supplemented, including Annexes A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, will not, in the light of the circumstances when the Prospectus is so amended or supplemented, be misleading or so that the Prospectus Supplement, including Annexes A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, will comply with applicable law. All terms used in this clause (c) and not otherwise defined herein shall have the meaning set forth in the Indemnification Agreement, dated as of August 24, 2007 between the Purchaser and the Seller (the "Indemnification Agreement"); and

            (d) for so long as the Trust is subject to the reporting requirements of the Exchange Act, the Seller shall provide the Purchaser (or with respect to any Companion Loan related to a Serviced Whole Loan or any Serviced Securitized Companion Loan that is deposited into an Other Securitization or a Regulation AB Companion Loan Securitization, the depositor in such Other Securitization or Regulation AB Companion Loan Securitization) and the Trustee with any Additional Form 10-D Disclosure and any Additional Form 10-K Disclosure set forth next to the Purchaser's name on Schedule X and Schedule Y of the Pooling and Servicing Agreement within the time periods set forth in the Pooling and Servicing Agreement.

            SECTION 6. Representations and Warranties.

            (a) The Seller represents and warrants to the Purchaser as of the Closing Date that:

            (i) it is a national banking association, duly organized, validly existing, and in good standing under the laws of the United States;

            (ii) it has the power and authority to own its property and to carry on its business as now conducted;

            (iii) it has the power to execute, deliver and perform this Agreement;

            (iv) it is legally authorized to transact business in the State of New York. The Seller is in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary so that a subsequent holder of the related Mortgage Loan (including, without limitation, the Purchaser) that is in compliance with the laws of such state would not be prohibited from enforcing such Mortgage Loan solely by reason of any non-compliance by the Seller;

            (v) the execution, delivery and performance of this Agreement by the Seller have been duly authorized by all requisite action by the Seller's board of directors and will not violate or breach any provision of its organizational documents;

            (vi) this Agreement has been duly executed and delivered by the Seller and constitutes a legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms (except as enforcement thereof may be limited by bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and by general equitable principles regardless of whether enforcement is considered in a proceeding in equity or at law);

            (vii) there are no legal or governmental proceedings pending to which the Seller is a party or of which any property of the Seller is the subject which, if determined adversely to the Seller, would reasonably be expected to adversely affect (A) the transfer of the Mortgage Loans and the Mortgage Loan documents as contemplated herein, (B) the execution and delivery by the Seller or enforceability against the Seller of the Mortgage Loans or this Agreement, or (C) the performance of the Seller's obligations hereunder;

            (viii) it has no actual knowledge that any statement, report, officer's certificate or other document prepared and furnished or to be furnished by the Seller in connection with the transactions contemplated hereby (including, without limitation, any financial cash flow models and underwriting file abstracts furnished by the Seller) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading;

            (ix) it is not, nor with the giving of notice or lapse of time or both would be, in violation of or in default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it or any of its properties is bound, except for violations and defaults which individually and in the aggregate would not have a material adverse effect on the transactions contemplated herein; the sale of the Mortgage Loans and the performance by the Seller of all of its obligations under this Agreement and the consummation by the Seller of the transactions herein contemplated do not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Seller is a party or by which the Seller is bound or to which any of the property or assets of the Seller is subject, nor will any such action result in any violation of the provisions of any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Seller, or any of its properties, except for conflicts, breaches, defaults and violations which individually and in the aggregate would not have a material adverse effect on the transactions contemplated herein; and no consent, approval, authorization, order, license, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by this Agreement, other than any consent, approval, authorization, order, license, registration or qualification that has been obtained or made;

            (x) it has either (A) not dealt with any Person (other than the Purchaser or the Dealers or their respective affiliates or any servicer of a Mortgage Loan) that may be entitled to any commission or compensation in connection with the sale or purchase of the Mortgage Loans or entering into this Agreement or (B) paid in full any such commission or compensation (except with respect to any servicer of a Mortgage Loan, any commission or compensation that may be due and payable to such servicer if such servicer is terminated and does not continue to act as a servicer); and

            (xi) it is solvent and the sale of the Mortgage Loans hereunder will not cause it to become insolvent; and the sale of the Mortgage Loans is not undertaken with the intent to hinder, delay or defraud any of the Seller's creditors.

            (b) The Purchaser represents and warrants to the Seller as of the Closing Date that:

            (i) it is a corporation duly organized, validly existing, and in good standing in the State of Delaware;

            (ii) it is duly qualified as a foreign corporation in good standing in all jurisdictions in which ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Purchaser, and the Purchaser is conducting its business so as to comply in all material respects with the applicable statutes, ordinances, rules and regulations of each jurisdiction in which it is conducting business;

            (iii) it has the power and authority to own its property and to carry on its business as now conducted;

            (iv) it has the power to execute, deliver and perform this Agreement, and neither the execution and delivery by the Purchaser of this Agreement, nor the consummation by the Purchaser of the transactions herein contemplated, nor the compliance by the Purchaser with the provisions hereof, will (A) conflict with or result in a breach of, or constitute a default under, any of the provisions of the certificate of incorporation or by-laws of the Purchaser or any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Purchaser or any of its properties, or any indenture, mortgage, contract or other instrument or agreement to which the Purchaser is a party or by which it is bound, or (B) result in the creation or imposition of any lien, charge or encumbrance upon any of the Purchaser's property pursuant to the terms of any such indenture, mortgage, contract or other instrument or agreement;

            (v) this Agreement constitutes a legal, valid and binding obligation of the Purchaser enforceable against it in accordance with its terms (except as enforcement thereof may be limited by (a) bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and
      (b) general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or law));

            (vi) there are no legal or governmental proceedings pending to which the Purchaser is a party or of which any property of the Purchaser is the subject which, if determined adversely to the Purchaser, might interfere with or adversely affect the consummation of the transactions contemplated herein and in the Pooling and Servicing Agreement; to the best of the Purchaser's knowledge, no such proceedings are threatened or contemplated by any governmental authorities or threatened by others;

            (vii) it is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder;

            (viii) it has not dealt with any broker, investment banker, agent or other person, other than the Seller, the Dealers and their respective affiliates, that may be entitled to any commission or compensation in connection with the purchase and sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby;

            (ix) all consents, approvals, authorizations, orders or filings of or with any court or governmental agency or body, if any, required for the execution, delivery and performance of this Agreement by the Purchaser have been obtained or made; and

            (x) it has not intentionally violated any provisions of the United States Banking Secrecy Act, the United States Money Laundering Control Act of 1986 or the United States International Money Laundering Abatement and Anti-Terrorism Financing Act of 2001.

            (c) The Seller further makes the representations and warranties as to the Mortgage Loans set forth in Exhibit B as of the Closing Date (or as of such other date if specifically provided in the particular representation or warranty), which representations and warranties are subject to the exceptions thereto set forth in Exhibit C. Neither the delivery by the Seller of the Mortgage Files, Servicing Files, or any other documents required to be delivered under Section 2.01 of the Pooling and Servicing Agreement, nor the review thereof or any other due diligence by the Trustee, any Master Servicer, the Special Servicer, a Certificate Owner or any other Person shall relieve the Seller of any liability or obligation with respect to any representation or warranty or otherwise under this Agreement or constitute notice to any Person of a Breach or Defect.

            (d) Pursuant to this Agreement or Section 2.03(b) of the Pooling and Servicing Agreement, the Seller and the Purchaser shall be given notice of any Breach or Defect that materially and adversely affects the value of any Mortgage Loan, the value of the related Mortgaged Property or the interests of the Trustee or any Certificateholder therein.

            (e) Upon notice pursuant to Section 6(d) above, the Seller shall, not later than 90 days from the earlier of the Seller's receipt of the notice or, in the case of a Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, but without regard to the rule of Treasury Regulation Section 1.860G-2(f)(2) that causes a defective mortgage loan to be treated as a qualified mortgage, the Seller's discovery of such Breach or Defect (the "Initial Resolution Period"),
(i) cure such Defect or Breach, as the case may be, in all material respects,
(ii) repurchase the affected Mortgage Loan at the applicable Repurchase Price (as defined below) or (iii) substitute a Qualified Substitute Mortgage Loan (as defined below) for such affected Mortgage Loan (provided that in no event shall any such substitution occur later than the second anniversary of the Closing
Date) and pay the Master Servicer for deposit into the Certificate Account, any Substitution Shortfall Amount (as defined below) in connection therewith; provided, however, that except with respect to a Defect resulting solely from the failure by the Seller to deliver to the Trustee or Custodian the actual policy of lender's title insurance required pursuant to clause (ix) of the definition of Mortgage File by a date not later than 18 months following the Closing Date, if such Breach or Defect is capable of being cured but is not cured within the Initial Resolution Period, and the Seller has commenced and is diligently proceeding with the cure of such Breach or Defect within the Initial Resolution Period, the Seller shall have an additional 90 days commencing immediately upon the expiration of the Initial Resolution Period (the "Extended Resolution Period") to complete such cure (or, failing such cure, to repurchase the related Mortgage Loan or substitute a Qualified Substitute Mortgage Loan as described above); and provided, further, that with respect to the Extended Resolution Period the Seller shall have delivered an officer's certificate to the Rating Agencies, the Master Servicer, the Special Servicer, the Trustee and the Directing Certificateholder setting forth the reason such Breach or Defect is not capable of being cured within the Initial Resolution Period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Breach or Defect will be cured within the Extended Resolution Period. Notwithstanding the foregoing, any Defect or Breach which causes any Mortgage Loan not to be a "qualified mortgage" (within the meaning of Section 860G(a)(3) of the Code, without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) which causes a defective mortgage loan to be treated as a qualified mortgage) shall be deemed to materially and adversely affect the interests of the holders of the Certificates therein, and such Mortgage Loan shall be repurchased or a Qualified Substitute Mortgage Loan substituted in lieu thereof without regard to the extended cure period described in the preceding sentence. If the affected Mortgage Loan is to be repurchased, the Seller shall remit the Repurchase Price (defined below) in immediately available funds to the Trustee.

            If any Breach pertains to a representation or warranty that the related Mortgage Loan documents or any particular Mortgage Loan document requires the related Mortgagor to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan document(s), then Seller shall cure such Breach within the applicable cure period (as the same may be extended) by reimbursing the Trust Fund (by wire transfer of immediately available funds) the reasonable amount of any such costs and expenses incurred by the Master Servicer, the Special Servicer, the Trustee or the Trust Fund that are the basis of such Breach and have not been reimbursed by the related Mortgagor; provided, however, that in the event any such costs and expenses exceed $10,000, the Seller shall have the option to either repurchase or substitute for the related Mortgage Loan as provided above or pay such costs and expenses. Except as provided in the proviso to the immediately preceding sentence, the Seller shall remit the amount of such costs and expenses and upon its making such remittance, the Seller shall be deemed to have cured such Breach in all respects. To the extent any fees or expenses that are the subject of a cure by the Seller are subsequently obtained from the related Mortgagor, the portion of the cure payment equal to such fees or expenses obtained from the Mortgagor shall be returned to the Seller pursuant to Section 2.03(f) of the Pooling and Servicing Agreement. Notwithstanding the foregoing, the sole remedy with respect to any breach of the representation set forth in the second to last sentence of clause (32) of Exhibit B hereto shall be payment by the Seller of such costs and expenses without respect to the materiality of such breach.

            Any of the following will cause a document in the Mortgage File to be deemed to have a Defect and to be conclusively presumed to materially and adversely affect the interests of Certificateholders in a Mortgage Loan and to be deemed to materially and adversely affect the interests of the Certificateholders in and the value of a Mortgage Loan: (a) the absence from the Mortgage File of the original signed Mortgage Note, unless the Mortgage File contains a signed lost note affidavit and indemnity with a copy of the Mortgage Note that appears to be regular on its face; (b) the absence from the Mortgage File of the original signed Mortgage that appears to be regular on its face, unless there is included in the Mortgage File a certified copy of the Mortgage and a certificate stating that the original signed Mortgage was sent for recordation; (c) the absence from the Mortgage File of the lender's title insurance policy (or if the policy has not yet been issued, an original or copy of a "marked up" written commitment or the pro-forma or specimen title insurance policy or a commitment to issue the same pursuant to written escrow instructions signed by the title insurance company) called for by clause (ix) of the definition of "Mortgage File" in the Pooling and Servicing Agreement; (d) the absence from the Mortgage File of any required letter of credit; (e) with respect to any leasehold mortgage loan, the absence from the related Mortgage File of a copy (or an original, if available) of the related Ground Lease; or
(f) the absence from the Mortgage File of any intervening assignments required to create a complete chain of assignments to the Trustee on behalf of the Trust, unless there is included in the Mortgage File a certified copy of the intervening assignment and a certificate stating that the original intervening assignments were sent for recordation; provided, however, that no Defect (except the Defects previously described in clauses (a) through (f)) shall be considered to materially and adversely affect the value of any Mortgage Loan, the value of the related Mortgaged Property, the interests of the Trustee therein or the interests of any Certificateholder therein unless the document with respect to which the Defect exists is required in connection with an imminent enforcement of the Mortgagee's rights or remedies under the related Mortgage Loan, defending any claim asserted by any borrower or third party with respect to the Mortgage Loan, establishing the validity or priority of any lien on any collateral securing the Mortgage Loan or for any immediate significant servicing obligation. Notwithstanding the foregoing, the delivery of executed escrow instructions or a commitment to issue a lender's title insurance policy, as provided in clause (ix) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, in lieu of the delivery of the actual policy of lender's title insurance, shall not be considered a Defect or Breach with respect to any Mortgage File if such actual policy is delivered to the Trustee or its Custodian within 18 months after the Closing Date.

            If (i) any Mortgage Loan is required to be repurchased or substituted for in the manner described in the first paragraph of this Section 6(e), (ii) such Mortgage Loan is a Crossed Loan, and (iii) the applicable Defect or Breach does not constitute a Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Group (without regard to this paragraph), then the applicable Defect or Breach, as the case may be, will be deemed to constitute a Defect or Breach, as the case may be, as to each other Crossed Loan in the Crossed Group for purposes of this paragraph, and the Seller will be required to repurchase or substitute for all of the remaining Crossed Loans in the related Crossed Group as provided in the first paragraph of this Section 6(e) unless such other Crossed Loans in such Crossed Group satisfy the Crossed Loan Repurchase Criteria, and the Mortgage Loan affected by the applicable Defect or Breach and the Qualified Substitute Mortgage Loan, if any, satisfy all other criteria for repurchase or substitution, as applicable, of Mortgage Loans set forth herein. In the event that the remaining Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Breach or Defect exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Group. The Seller shall be responsible for the cost of any Appraisal required to be obtained by the Master Servicer to determine if the Crossed Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal have been approved by the Seller (such approval not to be unreasonably withheld).

            To the extent that the Seller is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above while the Trustee continues to hold any other Crossed Loans in such Crossed Group, neither the Seller nor the Trustee shall enforce any remedies against the other's Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loans, including with respect to the Trustee, the Primary Collateral securing Crossed Loans still held by the Trustee.

            If the exercise of remedies by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loans held by such party, then the Seller and the Trustee shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner that removes the threat of material impairment as a result of the exercise of remedies or some other accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan documents, or otherwise on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a Crossed Loan that remains in the Trust Fund is modified to terminate the related cross collateralization and/or cross default provisions, as a condition to such modification, the Seller shall furnish to the Trustee an Opinion of Counsel that any modification shall not cause an Adverse REMIC Event. Any expenses incurred by the Purchaser in connection with such modification or accommodation (including but not limited to recoverable attorney fees) shall be paid by the Seller.

            The "Repurchase Price" with respect to any Mortgage Loan or REO Loan to be repurchased pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to the term "Purchase Price" in the Pooling and Servicing Agreement.

            A "Qualified Substitute Mortgage Loan" with respect to any Mortgage Loan or REO Loan to be substituted pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to such term in the Pooling and Servicing Agreement.

            A "Substitution Shortfall Amount" with respect to any Mortgage Loan or REO Loan to be substituted pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to such term in the Pooling and Servicing Agreement.

            In connection with any repurchase or substitution of one or more Mortgage Loans contemplated hereby, (i) the Purchaser shall execute and deliver, or cause the execution and delivery of, such endorsements and assignments, without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of each repurchased Mortgage Loan or replaced Mortgage Loan, as applicable, (ii) the Purchaser shall deliver, or cause the delivery, to the Seller of all portions of the Mortgage File and other documents (including the Servicing File) pertaining to such Mortgage Loan possessed by the Trustee, or on the Trustee's behalf, and (iii) the Purchaser shall release, or cause to be released, to the Seller any escrow payments and reserve funds held by the Trustee, or on the Trustee's behalf, in respect of such repurchased or replaced Mortgage Loans.

            (f) The representations and warranties of the parties hereto shall survive the execution and delivery and any termination of this Agreement and shall inure to the benefit of the respective parties, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes or Assignment of Mortgage or the examination of the Mortgage Files.

            (g) Each party hereby agrees to promptly notify the other party of any Breach of a representation or warranty contained in this Section 6. The Seller's obligation to cure any Breach or Defect or repurchase or substitute for the affected Mortgage Loan pursuant to Section 6(e) herein shall constitute the sole remedy available to the Purchaser in connection with a Breach or Defect (subject to the last sentence of the second paragraph of Section 6(e)). It is acknowledged and agreed that the representations and warranties are being made for risk allocation purposes only; provided, however, that no limitation of remedy is implied with respect to the Seller's breach of its obligation to cure, repurchase or substitute in accordance with the terms and conditions of this Agreement.

            SECTION 7. Conditions to Closing. The obligations of the Purchaser to purchase the Mortgage Loans shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

            (a) Each of the obligations of the Seller required to be performed by it at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of the Seller under this Agreement shall be true and correct in all material respects as of the Closing Date, and no event shall have occurred as of the Closing Date which, with notice or passage of time, would constitute a default under this Agreement, and the Purchaser shall have received a certificate to the foregoing effect signed by an authorized officer of the Seller substantially in the form of Exhibit D.

            (b) The Purchaser shall have received the following additional closing documents:

            (i) copies of the Seller's articles of association and by-laws, certified as of a recent date by the Secretary or Assistant Secretary of the Seller;

            (ii) an original or copy of a certificate of corporate existence of the Seller issued by the Comptroller of the Currency dated not earlier than sixty days prior to the Closing Date;

            (iii) an opinion of counsel of the Seller, in form and substance satisfactory to the Purchaser and its counsel, substantially to the effect that:

                  (A) the Seller is a national banking association, duly
            organized, validly existing, and in good standing under the laws of the United States;

                  (B) the Seller has the power to conduct its business as now conducted and to incur and perform its obligations under this Agreement and the Indemnification Agreement;

                  (C) all necessary corporate or other action has been taken by the Seller to authorize the execution, delivery and performance of this Agreement and the Indemnification Agreement by the Seller and this Agreement is a legal, valid and binding agreement of the Seller enforceable against the Seller, whether such enforcement is sought in a procedure at law or in equity, except to the extent such enforcement may be limited by bankruptcy or other similar creditors' laws or principles of equity and public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of the Agreement which purport to provide indemnification with respect to securities law violations;

                  (D) the Seller's execution and delivery of, and the Seller's performance of its obligations under, each of this Agreement and the Indemnification Agreement do not and will not conflict with the Seller's articles of association or by-laws or conflict with or result in the breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Seller is a party or by which the Seller is bound, or to which any of the property or assets of the Seller is subject or violate any provisions of law or conflict with or result in the breach of any order of any court or any governmental body binding on the Seller;

                  (E) there is no litigation, arbitration or mediation pending before any court, arbitrator, mediator or administrative body, or to such counsel's actual knowledge, threatened, against the Seller which (i) questions, directly or indirectly, the validity or enforceability of this Agreement or the Indemnification Agreement or
            (ii) would, if decided adversely to the Seller, either individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Seller to perform its obligations under this Agreement or the Indemnification Agreement; and

                  (F) no consent, approval, authorization, order, license,
            registration or qualification of or with federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by this Agreement and the Indemnification Agreement, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained; and

               (iv) a letter from counsel of the Seller to the effect that nothing has come to such counsel's attention that would lead such counsel to believe that the Prospectus Supplement as of the date thereof or as of the Closing Date contains, with respect to the Seller or the Mortgage Loans, any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein relating to the Seller or the Mortgage Loans, in the light of the circumstances under which they were made, not misleading.

            (c) The Offered Certificates shall have been concurrently issued and sold pursuant to the terms of the Underwriting Agreement. The Private Certificates shall have been concurrently issued and sold pursuant to the terms of the Certificate Purchase and Placement Agreement.

            (d) The Seller shall have executed and delivered concurrently herewith the Indemnification Agreement.

            (e) The Seller shall furnish the Purchaser with such other certificates of its officers or others and such other documents and opinions to evidence fulfillment of the conditions set forth in this Agreement as the Purchaser and its counsel may reasonably request.

            SECTION 8. Closing. The closing for the purchase and sale of the Mortgage Loans shall take place at the office of Cadwalader, Wickersham & Taft LLP, New York, New York, at 10:00 a.m., on the Closing Date or such other place and time as the parties shall agree. The parties hereto agree that time is of the essence with respect to this Agreement.

            SECTION 9. Expenses. The Seller will pay its pro rata share (the Seller's pro rata share to be determined according to the percentage that the aggregate principal balance as of the Cut-off Date of all the Mortgage Loans represents in proportion to the aggregate principal balance as of the Cut-off Date of all the mortgage loans to be included in the Trust Fund) of all costs and expenses of the Purchaser in connection with the transactions contemplated herein, including (without duplication thereof), but not limited to: (i) the costs and expenses of the Purchaser in connection with the purchase of the Mortgage Loans and other mortgage loans; (ii) the costs and expenses of reproducing and delivering the Pooling and Servicing Agreement and printing (or otherwise reproducing) and delivering the Certificates; (iii) the reasonable and documented fees, costs and expenses of the Trustee and its counsel incurred in connection with the Trustee entering into the Pooling and Servicing Agreement;
(iv) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans, other mortgage loans and the Certificates included in the Prospectus, the Memoranda (as defined in the Indemnification Agreement) and the Term Sheet (as defined in the Indemnification Agreement), or items similar to the Term Sheet, including the cost of obtaining any "comfort letters" with respect to such items; (v) the costs and expenses in connection with the qualification or exemption of the Certificates under state securities or blue sky laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith; (vi) the costs and expenses in connection with any determination of the eligibility of the Certificates for investment by institutional investors in any jurisdiction and the preparation of any legal investment survey, including reasonable fees and disbursements of counsel in connection therewith; (vii) the costs and expenses in connection with printing (or otherwise reproducing) and delivering the Registration Statement, Prospectus and Memoranda, and the reproduction and delivery of this Agreement and the furnishing to the Underwriters of such copies of the Registration Statement, Prospectus, Memoranda and this Agreement as the Underwriters may reasonably request; (viii) the fees of the rating agency or agencies requested to rate the Certificates and (ix) the reasonable fees and expenses of Thacher Proffitt & Wood LLP, counsel to the Underwriters, and Cadwalader, Wickersham & Taft LLP, counsel to the Depositor.

            SECTION 10. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement. Furthermore, the parties shall in good faith endeavor to replace any provision held to be invalid or unenforceable with a valid and enforceable provision which most closely resembles, and which has the same economic effect as, the provision held to be invalid or unenforceable.

            SECTION 11. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York without regard to conflicts of law principles and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            SECTION 12. No Third Party Beneficiaries. The parties do not intend the benefits of this Agreement to inure to any third party except as expressly set forth in Section 13.

            SECTION 13. Assignment. The Seller hereby acknowledges that the Purchaser has, concurrently with the execution hereof, executed and delivered the Pooling and Servicing Agreement and that, in connection therewith, it has assigned its rights hereunder to the Trustee for the benefit of the Certificateholders to the extent set forth in the Pooling and Servicing Agreement and that the rights so assigned may be further assigned to, and shall inure to the benefit of, any successor trustee under the Pooling and Servicing Agreement. The Seller hereby acknowledges its obligations (subject to the provisions hereof), including that of expense reimbursement, pursuant to Sections 2.01, 2.02 and 2.03 of the Pooling and Servicing Agreement. Except as set forth hereinabove and in Sections 2.01, 2.02 and 2.03 of the Pooling and Servicing Agreement, the representations and warranties of the Seller made hereunder and the remedies provided hereunder with respect to Breaches or Defects may not be further assigned by the Purchaser, the Trustee or any successor trustee. No owner of a Certificate issued pursuant to the Pooling and Servicing Agreement shall be deemed a successor or permitted assign because of such ownership. This Agreement shall bind and inure to the benefit of, and be enforceable by, the Seller, the Purchaser and their permitted successors and permitted assigns. The warranties and representations and the agreements made by the Seller herein shall survive delivery of the Mortgage Loans to the Trustee until the termination of the Pooling and Servicing Agreement.

            SECTION 14. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given upon receipt by the intended recipient if personally delivered at or couriered, sent by facsimile transmission or mailed by first class or registered mail, postage prepaid, to (i) in the case of the Purchaser, J.P. Morgan Chase Commercial Mortgage Securities Corp., 270 Park Avenue, New York, New York 10017, Attention:
Dennis Schuh, fax number (212) 834-6593 with a copy to Bianca Russo, fax number
(212) 834-6593, (ii) in the case of the Seller, JPMorgan Chase Bank, N.A., 270 Park Avenue, 10th Floor, New York, New York 10017, Attention: Dennis Schuh, fax number (212) 834-6593, with a copy to Bianca Russo, fax number: (212) 834-6593 and (iii) in the case of any of the preceding parties, such other address or fax number as may hereafter be furnished to the other party in writing by such party.

            SECTION 15. Amendment. This Agreement may be amended only by a written instrument which specifically refers to this Agreement and is executed by the Purchaser and the Seller; provided, however, that unless such amendment is to cure an ambiguity, mistake or inconsistency in this Agreement, no amendment shall be permitted unless each Rating Agency has delivered a written confirmation that such amendment will not result in a downgrade, withdrawal or qualification of the then current ratings of the Certificates and the cost of obtaining any Rating Agency confirmation shall be borne by the party requesting such amendment. This Agreement shall not be deemed to be amended orally or by virtue of any continuing custom or practice. No amendment to the Pooling and Servicing Agreement which relates to defined terms contained therein or any obligations of the Seller whatsoever shall be effective against the Seller unless the Seller shall have agreed to such amendment in writing.

            SECTION 16. Counterparts. This Agreement may be executed in any number of counterparts, and by the parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

            SECTION 17. Exercise of Rights. No failure or delay on the part of any party to exercise any right, power or privilege under this Agreement and no course of dealing between the Seller and the Purchaser shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Except as set forth in
Section 6 herein, the rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which any party would otherwise have pursuant to law or equity. Except as set forth in Section 6 herein, no notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in similar or other circumstances, or constitute a waiver of the right of either party to any other or further action in any circumstances without notice or demand.

            SECTION 18. No Partnership. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto. Nothing herein contained shall be deemed or construed as creating an agency relationship between the Purchaser and the Seller and neither party shall take any action which could reasonably lead a third party to assume that it has the authority to bind the other party or make commitments on such party's behalf.

            SECTION 19. Miscellaneous. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

                                   * * * * * *

            IN WITNESS WHEREOF, the Purchaser and the Seller have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.


                                       J.P. MORGAN CHASE COMMERCIAL MORTGAGE
                                          SECURITIES CORP., as Purchaser

                                       By:   /s/ Emanuel Chrysoulakis
                                          ------------------------------------
                                          Name:  Emanuel Chrysoulakis
                                          Title: Vice President

                                       JPMORGAN CHASE BANK, N.A., as Seller

                                       By:   /s/ Emanuel Chrysoulakis
                                          ------------------------------------
                                          Name:  Emanuel Chrysoulakis
                                          Title: Vice President

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

                                JPMCC 2007-LDP12
                         Mortgage Loan Schedule (JPMCB)


                    Originator/
                       Loan
    Loan #            Seller         Mortgagor Name
--------------------------------------------------------------------------------------------------------------------
      2                JPMCB         Sunrise Mills (MLP) Limited Partnership, Sawgrass Mills Phase II
                                     Limited Partnership, Sawgrass Mills Phase III Limited Partnership
      4                JPMCB         HRHC Delaware, LLC
      5                JPMCB         Ten Penn Center Associates L.P.
      6                JPMCB         NHP Ohio, LLC and MLD Kentucky, LLC
     6.01              JPMCB
     6.02              JPMCB
     6.03              JPMCB
     6.04              JPMCB
     6.05              JPMCB
     6.06              JPMCB
     6.07              JPMCB
     6.08              JPMCB
      7                JPMCB         Parmenter Overlook III LP, LLLP
      9                JPMCB         Mall at Summit, LLC
      14               JPMCB         Liberty Plaza Limited Partnership
      16               JPMCB         Mall at Valle Vista, LLC
      20               JPMCB         O.T.R. Associates, A Limited Partnership
      28               JPMCB         Brickman DFC LLC, Brickman Durham II LLC
      31               JPMCB         The Shalom Group, LP
      32               JPMCB         TCA Cassford L.P.
      34               JPMCB         U.S. Reif Joliet Sc Fee, LLC
      35               JPMCB          Eleven 40 Associates, LLC
      36               JPMCB         Market Square Plaza I, LLC
      39               JPMCB         Penn Gardens Capital Partners Limited Liability Company
      42               JPMCB         Infinite Funding Company, LLC
      43               JPMCB         Balcones-Wilshire LLC
      46               JPMCB         Cleveland South Hospitality LLC
      48               JPMCB         Eleven 46 Associates, LLC
      50               JPMCB         Tallahassee Biscayne, LLC
      51               JPMCB         Kennerly 6138, LLP
      52               JPMCB         Woodwind Village Partners, Ltd.
      58               JPMCB         Barclay Holdings XIX, L.L.C.
      64               JPMCB         Planete Verts, Inc.
      66               JPMCB         Royal Living, Inc.
      68               JPMCB         Dorney Hospitality, Inc.
      69               JPMCB         Northern Tier Hospitality, L.L.C.
      70               JPMCB         Charlotte NC I Limited Partnership
      74               JPMCB         C.C. Villa Partners, Ltd.
      76               JPMCB         Life King Person, LLC
      77               JPMCB         Red Chief, LLC
      81               JPMCB         Oak Forest Apartment Investors, LLC
      82               JPMCB         Windsong Associates, Ltd.
      83               JPMCB         MFEIVB, LLC
      85               JPMCB         CIM/6611-6637 Hollywood, LLC
      86               JPMCB         F and S Hotels, L.L.C., RTI Hospitality Group, L.L.C.
      87               JPMCB         Blake Realty, LLC
      95               JPMCB         Dallas Fitness Investors #2, L.P.
     104               JPMCB         G.SIR, LLC
     105               JPMCB         UTF Grand Rapids LLC
     106               JPMCB         HI-LAD, Inc.
     107               JPMCB         G. K. Partners I, Ltd.
     109               JPMCB         National Cup Company
     112               JPMCB         Oakwood Apartment Investors, LLC
     113               JPMCB         Appfer Partners, Ltd.
     119               JPMCB         Arlington Harris Road Minis, Ltd.
     120               JPMCB         Townhomes Associates, LLC
     124               JPMCB         North Waterfront-Ohio, LLC
     126               JPMCB         Grinnell Investments, LLC, RMLP II Grinnell, LLC
     128               JPMCB         Burlington Place, LLC
     131               JPMCB         Homer Short and Mary Short
     137               JPMCB         2040 Babcock, Ltd.




                                                                                                     Zip
    Loan #     Property Address                                 City                     State       Code     County
------------------------------------------------------------------------------------------------------------------------------------
      2        12801 West Sunrise Boulevard                     Sunrise                    FL        33323    Broward
      4        230 North Michigan Avenue                        Chicago                    IL        60601    Cook
      5        1801-1821 Market Street                          Philadelphia               PA        19103    Philadelphia
      6        Various                                          Various                 Various     Various   Various
     6.01      8160 Hamilton-Mason Road                         West Chester               OH        45069    Butler
     6.02      4400 Glen Este-Withamsville Road                 Cincinnati                 OH        45245    Clermont
     6.03      10111 Simonson Road                              Harrison                   OH        45030    Hamilton
     6.04      8001 Dayton-Springfield Road                     Fairborn                   OH        45324    Clark
     6.05      940 Highland Avenue                              Fort Thomas                KY        41075    Campbell
     6.06      630 Viox Drive                                   Erlanger                   KY        41018    Kenton
     6.07      960 Highland Avenue                              Fort Thomas                KY        41075    Campbell
     6.08      325 East Central Avenue                          Springboro                 OH        45066    Warren
      7        2859 Paces Ferry Road Southeast                  Atlanta                    GA        30339    Cobb
      9        3265 West Market Street                          Fairlawn                   OH        44333    Summit
      14       4501 Woodhaven Road                              Philadelphia               PA        19154    Philadelphia
      16       2020 South Expressway 83                         Harlingen                  TX        78552    Cameron
      20       1665 Oak Tree Road                               Edison                     NJ        08820    Middlesex
      28       615 Douglas Street and 5704 Fayetteville Road    Durham                     NC       Various   Durham
      31       444 Executive Center Boulevard                   El Paso                    TX        79902    El Paso
      32       1001, 1031, 1041, 1051, 1061 Old Cassatt Road    Berwyn                     PA        19312    Chester
      34       2700-2892 Plainfield Road                        Joliet                     IL        60435    Will
      35       1140 19th Street Northwest                       Washington                 DC        20036    District of Columbia
      36       7700-7782 Crittenden Street                      Philadelphia               PA        19118    Philadelphia
      39       3800 Woodridge Boulevard                         Fairfield                  OH        45014    Butler
      42       1450 Infinite Drive                              Louisville                 CO        80027    Boulder
      43       11150 Research Boulevard                         Austin                     TX        78759    Travis
      46       6200 Quarry Lane                                 Independence               OH        44131    Cuyahoga
      48       1146 19th Street North West                      Washington                 DC        20036    District of Columbia
      50       Southwest 137th Avenue                           Homestead                  FL        33033    Miami-Dade
      51       6138 Kennerly Road                               Jacksonville               FL        32216    Duval
      52       26001 Budde Road                                 Spring                     TX        77380    Montgomery
      58       20917, 20987, 21083, 21101, 21141                Maricopa                   AZ        85239    Pinal
               North John Wayne Parkway
      64       13600 North Freeway                              Fort Worth                 TX        76177    Tarrant
      66       4259 North Interstate 35                         Waco                       TX        76705    McLennan
      68       4325 Hamilton Boulevard                          Allentown                  PA        18103    Lehigh
      69       255 Spring Street                                Sayre                      PA        18840    Bradford
      70       1600 Village Brook Drive                         Charlotte                  NC        28210    Mecklenburg
      74       6433 South Staples                               Corpus Christi             TX        78413    Nueces
      76       4257 Interstate 35 North                         Lacy Lakeview              TX        76705    McLennan
      77       5518 West Market Street                          Greensboro                 NC        27409    Guilford
      81       300 Twin Oaks Drive                              Monroe                     MI        48162    Monroe
      82       2929 Hirschfield Road                            Spring                     TX        77373    Harris
      83       10488 South 136th Street                         Omaha                      NE        68138    Sarpy
      85       6611-6637 Hollywood Boulevard                    Los Angeles                CA        90028    Los Angeles
      86       3855 Interstate Highway 35 North                 San Antonio                TX        78219    Bexar
      87       446A Blake Street                                New Haven                  CT        06515    New Haven
      95       2600 Highway 121                                 Euless                     TX        76039    Tarrant
     104       105 West Interstate 20                           Marshall                   TX        75672    Harrison
     105       4701 East Paris Avenue Southeast                 Kentwood                   MI        49512    Kent
     106       102 Racer Drive                                  Cross Lanes                WV        25313    Kanawha
     107       5450 Timber Creek Place Drive                    Houston                    TX        77084    Harris
     109       237 McKee Road                                   Dover                      DE        19904    Kent
     112       1599 Twin Oaks Drive                             Toledo                     OH        43615    Lucas
     113       4500 Cypresswood Drive                           Spring                     TX        77379    Harris
     119       715 West Harris Road                             Arlington                  TX        76001    Tarrant
     120       6119 North Kenmore Avenue                        Chicago                    IL        60660    Cook
     124       5025 Monroe Street                               Toledo                     OH        43623    Lucas
     126       74 North Amherst Street                          Colorado Springs           CO        80911    El Paso
     128       1004 Farnam Street                               Omaha                      NE        68102    Douglas
     131       334 North Mayo Trail                             Paintsville                KY        41240    Johnson
     137       2040 Babcock Road                                San Antonio                TX        78229    Bexar




                                                                                                      Net
                                                                                                   Mortgage
               Property                                                                Interest    Interest    Original     Cutoff
    Loan #     Name                                        Size        Measure         Rate (%)      Rate       Balance    Balance
------------------------------------------------------------------------------------------------------------------------------------
      2        Sawgrass Mills Mall                       1991491     Square Feet      5.82000     5.79923   150,000,000  150,000,000
      4        Hard Rock Hotel - Chicago                   381          Rooms         6.28400     6.26323    69,500,000   69,500,000
      5        Ten Penn Center                           670857      Square Feet      6.43650     6.40573    69,000,000   69,000,000
      6        Carespring Portfolio                       1136          Beds          5.80350     5.78273    68,310,000   68,310,000
     6.01      Heritagespring Healthcare Center            144          Beds          5.80350                13,506,667   13,506,667
     6.02      Eastgate Healthcare Center                  189          Beds          5.80350                10,313,333   10,313,333
     6.03      ShawneeSpring Healthcare Center             140          Beds          5.80350                 8,186,667    8,186,667
     6.04      Dayspring Healthcare Center                 144          Beds          5.80350                 8,053,333    8,053,333
     6.05      The Barrington Place                        108          Beds          5.80350                 7,783,333    7,783,333
     6.06      VillaSpring Healthcare Center               140          Beds          5.80350                 7,473,333    7,473,333
     6.07      The Highlands Healthcare Center             140          Beds          5.80350                 7,103,333    7,103,333
     6.08      Hillspring Rehabilitation Center            131          Beds          5.80350                 5,890,000    5,890,000
      7        Overlook III                              438709      Square Feet      5.80000     5.77724    66,700,000   66,700,000
      9        Summit Mall                               529065      Square Feet      5.42450     5.40373    65,000,000   65,000,000
      14       Liberty Plaza                             371505      Square Feet      5.68000     5.65923    43,000,000   43,000,000
      16       Valle Vista Mall                          500421      Square Feet      5.35000     5.32923    40,000,000   40,000,000
      20       1665 Oak Tree Road                        189610      Square Feet      6.44800     6.42723    33,100,000   33,100,000
      28       Hock Plaza II                              98324      Square Feet      5.92500     5.90423    24,250,000   24,250,000
      31       Epicenter Office Community                354792      Square Feet      6.33750     6.31673    22,000,000   22,000,000
      32       Cassford Corporate Park                   131500      Square Feet      6.50400     6.48323    21,560,000   21,560,000
      34       Louis Joliet Pointe                       237734      Square Feet      6.37600     6.35523    20,810,000   20,810,000
      35       1140 19th Street Northwest                 65844      Square Feet      5.74850     5.72773    19,800,000   19,800,000
      36       Market Square                             113296      Square Feet      5.83050     5.80973    19,000,000   19,000,000
      39       Cobblestone Apartments                      292          Units         5.91500     5.89423    17,400,000   17,400,000
      42       1450 Infinite Drive                       154420      Square Feet      5.77900     5.70823    16,380,000   16,380,000
      43       Balcones Woods Shopping Center            111539      Square Feet      6.31950     6.29873    14,800,000   14,800,000
      46       DoubleTree - Cleveland                      193          Rooms         5.84300     5.82223    14,200,000   14,187,739
      48       1146 19th Street Northwest                 45422      Square Feet      5.64850     5.62773    13,350,000   13,350,000
      50       Home Depot - Homestead                    465656      Square Feet      5.73000     5.68923    13,200,000   13,200,000
      51       Kennerly Medical Office                    44374      Square Feet      6.12690     6.06613    12,700,000   12,700,000
      52       Woodwind Village                            200          Units         5.56000     5.53923    12,600,000   12,600,000
      58       Maricopa Marketplace                       38877      Square Feet      6.01800     5.94723    11,600,000   11,600,000
      64       Hampton Inn Alliance                        102          Rooms         6.39200     6.37123    10,100,000   10,100,000
      66       Hampton Inn - Waco                          119          Rooms         6.34200     6.32123     9,675,000    9,675,000
      68       Wingate - Allentown, PA                     105          Rooms         6.50150     6.48073     9,000,000    8,993,492
      69       Best Western Grand Victorian                100          Rooms         5.80300     5.78223     9,000,000    8,992,148
      70       The Villages                                224          Units         5.56000     5.53923     8,800,000    8,800,000
      74       The Veranda Apartments                      196          Units         5.56000     5.53923     8,080,000    8,080,000
      76       Fairfield Inn & Suites North Waco           109          Rooms         6.34200     6.32123     7,650,000    7,650,000
      77       Morehead Apartments                         204          Units         5.81400     5.79323     7,600,000    7,600,000
      81       Oak Forest                                  172          Units         5.84000     5.81923     7,280,000    7,280,000
      82       Windsong Village                            168          Units         5.56000     5.53923     7,256,000    7,256,000
      83       Schering Plough                           163120      Square Feet      5.92800     5.90723     7,100,000    7,100,000
      85       Eisen Hollywood                            27904      Square Feet      6.29250     6.27173     6,900,000    6,900,000
      86       Holiday Inn San Antonio                     180          Rooms         6.45250     6.43173     6,720,000    6,720,000
      87       Wintergreen Office Park                    51182      Square Feet      6.39550     6.37473     6,700,000    6,695,009
      95       LA Fitness - Euless Texas                  45000      Square Feet      6.69000     6.62923     6,000,000    5,995,888
     104       Fairfield Inn & Suites Marshall             84           Rooms         6.34200     6.32123     5,175,000    5,175,000
     105       Ranir Industrial Building                 152540      Square Feet      6.38950     6.36873     5,025,000    5,025,000
     106       Comfort Inn - Cross Lanes WV                112          Rooms         6.64400     6.62323     5,025,000    5,025,000
     107       St. Gregory's Beach Apartments              186          Units         5.56000     5.53923     4,960,000    4,960,000
     109       National Cup Building                      91339      Square Feet      6.50900     6.48823     4,550,000    4,541,555
     112       Oakwood Villas                              143          Units         5.84000     5.81923     4,320,000    4,320,000
     113       Applewood Village                           128          Units         5.56000     5.53923     4,290,000    4,290,000
     119       All Storage Self Storage Facility           528          Units         6.39600     6.37523     4,000,000    4,000,000
     120       Kenmore Apartments                          60           Units         5.64000     5.56923     3,900,000    3,888,695
     124       Petco                                      22009      Square Feet      6.45000     6.42923     3,525,000    3,522,414
     126       Grinnell Self Storage                       475          Units         6.50000     6.47923     3,325,000    3,325,000
     128       One Burlington Place                       38405      Square Feet      5.98000     5.95923     3,250,000    3,247,292
     131       KMart - Paintsville                        91266      Square Feet      6.44500     6.37423     2,950,000    2,950,000
     137       2040 Babcock Road                          31599      Square Feet      5.92000     5.84923     2,660,000    2,652,772




                                    Maturity/                    Monthly                                          ARD
                          Rem.         ARD    Amort.   Rem.       Debt      Servicing       Accrual      ARD      Step        Title
    Loan #      Term      Term        Date     Term   Amort.    Service     Fee Rate         Type       (Y/N)    Up (%)        Type
------------------------------------------------------------------------------------------------------------------------------------
      2           84        83     07/01/14      0       0      737,604     0.02000      Actual/360      No                   Fee
      4           60        60     08/01/12      0       0      369,003     0.02000      Actual/360      No                   Fee
      5           60        51     11/09/11      0       0      375,239     0.03000      Actual/360      No                   Fee
      6           84        81     05/01/14      0       0      334,953     0.02000      Actual/360      No                   Fee
     6.01         84        81     05/01/14      0       0                               Actual/360      No                   Fee
     6.02         84        81     05/01/14      0       0                               Actual/360      No                   Fee
     6.03         84        81     05/01/14      0       0                               Actual/360      No                   Fee
     6.04         84        81     05/01/14      0       0                               Actual/360      No                   Fee
     6.05         84        81     05/01/14      0       0                               Actual/360      No                   Fee
     6.06         84        81     05/01/14      0       0                               Actual/360      No                   Fee
     6.07         84        81     05/01/14      0       0                               Actual/360      No                   Fee
     6.08         84        81     05/01/14      0       0                               Actual/360      No                   Fee
      7           84        81     05/01/14      0       0      326,861     0.02199      Actual/360      No                   Fee
      9          120       118     06/10/17      0       0      297,908     0.02000      Actual/360      No                   Fee
      14         120       118     06/01/17      0       0      206,360     0.02000      Actual/360      No                   Fee
      16         120       117     05/10/17      0       0      180,810     0.02000      Actual/360      No                   Fee
      20         120       120     08/01/17      0       0      180,328     0.02000      Actual/360      No                   Fee
      28         120       120     08/01/17      0       0      121,397     0.02000      Actual/360      No                   Fee
      31         120       120     08/01/17     360     360     136,712     0.02000      Actual/360      No                   Fee
      32         120       120     08/01/17     360     360     136,331     0.02000      Actual/360      No                   Fee
      34         120       119     07/01/17      0       0      112,106     0.02000      Actual/360      No                   Fee
      35          60        58     06/01/12      0       0       96,168     0.02000      Actual/360      No                   Fee
      36         120       118     06/01/17      0       0       93,598     0.02000      Actual/360      No                   Fee
      39          60        58     06/01/12      0       0       86,959     0.02000      Actual/360      No                   Fee
      42          84        82     06/01/14      0       0       79,979     0.07000      Actual/360      No                   Fee
      43         120       120     08/01/17     360     360      91,796     0.02000      Actual/360      No                   Fee
      46         120       119     07/01/17     360     359      83,708     0.02000      Actual/360      No                   Fee
      48          60        58     06/01/12      0       0       63,712     0.02000      Actual/360      No                   Fee
      50         120       118     06/01/17      0       0       63,905     0.04000      Actual/360      No                   Fee
      51         120       120     08/01/17     360     360      77,182     0.06000      Actual/360      No                   Fee
      52         120       119     07/01/17     360     360      72,016     0.02000      Actual/360      No                   Fee
      58         120       118     06/01/17      0       0       58,982     0.07000      Actual/360      No                   Fee
      64         120       120     08/01/17     360     360      63,123     0.02000      Actual/360      No                   Fee
      66         240       240     09/01/27     240     240      71,237     0.02000      Actual/360      No                   Fee
      68          60        59     07/01/12     360     359      56,895     0.02000      Actual/360      No                   Fee
      69         120       119     07/01/17     360     359      52,825     0.02000      Actual/360      No                   Fee
      70         120       119     07/01/17     360     360      50,297     0.02000      Actual/360      No                   Fee
      74         120       119     07/01/17     360     360      46,182     0.02000      Actual/360      No                   Fee
      76         240       240     09/01/27     240     240      56,327     0.02000      Actual/360      No                   Fee
      77         120       118     06/01/17     360     360      44,661     0.02000      Actual/360      No                   Fee
      81         120       119     07/01/17     360     360      42,901     0.02000      Actual/360      No                   Fee
      82         120       119     07/01/17     360     360      41,472     0.02000      Actual/360      No                   Fee
      83         120       119     07/01/17     360     360      42,240     0.02000      Actual/360      No                   Fee
      85         120       120     08/01/17     360     360      42,675     0.02000      Actual/360      No                   Fee
      86         120       119     07/01/17     360     360      42,265     0.02000      Actual/360      No                   Fee
      87         120       119     07/01/17     360     359      41,889     0.02000      Actual/360      No                   Fee
      95         120       119     07/01/17     360     359      38,677     0.06000      Actual/360      No                   Fee
     104         240       240     09/01/27     240     240      38,104     0.02000      Actual/360      No                   Fee
     105         120       120     09/01/17     360     360      31,397     0.02000      Actual/360      No                   Fee
     106         120       120     08/01/17     360     360      32,239     0.02000      Actual/360      No                   Fee
     107         120       119     07/01/17     360     360      28,349     0.02000      Actual/360      No                   Fee
     109         240       239     07/01/27     240     239      33,948     0.02000      Actual/360      No                   Fee
     112         120       119     07/01/17     360     360      25,458     0.02000      Actual/360      No                   Fee
     113         120       119     07/01/17     360     360      24,520     0.02000      Actual/360      No                   Fee
     119         120       120     08/01/17     360     360      25,010     0.02000      Actual/360      No                   Fee
     120         120       117     05/01/17     360     357      22,488     0.07000      Actual/360      No                   Fee
     124         132       131     07/01/18     360     359      22,165     0.02000      Actual/360      No                Leasehold
     126         120       119     07/01/17     360     360      21,016     0.02000      Actual/360      No                   Fee
     128         120       119     07/01/17     360     359      19,444     0.02000      Actual/360      No                   Fee
     131         120       120     08/01/17     120     120      33,414     0.07000      Actual/360      No                   Fee
     137         120       117     05/01/17     360     357      15,811     0.07000      Actual/360      No                   Fee




                    Crossed                                                                                   Letter
    Loan #            Loan        Guarantor                                                                 of Credit
-------------------------------------------------------------------------------------------------------------------------
      2                           Sunrise Mills (MLP) Limited Partnership, Sawgrass Mills                       No
                                  Phase II Limited Partnership, Sawgrass Mills Phase III
                                  Limited Partnership, Sawgrass Mills Phase IV, LLC
                                  and The Mills Limited Partnership
      4                           Becker Ventures, L.L.C.                                                       No
      5                           Ten Penn Center Associates L.P.                                          6,000,000.0
      6                           MS NHP Fund, LLC                                                              No
     6.01
     6.02
     6.03
     6.04
     6.05
     6.06
     6.07
     6.08
      7                           Parmenter Realty Fund III, Inc.                                               No
      9                           Mall at Summit, LLC                                                           No
      14                          SPG ML Holdings, LLC and SPG-FCM Holdings I, LLC                              No
      16                          Simon Property Group, L.P.                                                    No
      20                          O.T.R. Associates, A Limited Partnership                                      No
      28                          Brickman Real Estate Fund II, L.P.                                            No
      31                          Tanny Berg, George Salom                                                      No
      32                          Olin Belsinger                                                                No
      34                          U.S. Real Estate Investment Fund, LLC                                         No
      35                          ELEVEN 40 ASSOCIATES, LLC                                                     No
      36                          Sam Shalem, Irving Pergament                                                  No
      39                          Lawrence S. Conner                                                            No
      42                          Infinite Funding Company, LLC                                                 No
      43                          Balcones-Wilshire LLC                                                         No
      46                          Satish K. Duggal                                                         1,382,000.0
      48                          Eleven 46 Associates, LLC                                                     No
      50                          Jose Garcia, Elizabeth Garcia, Jorge Guerra, Rosa Guerra                      No
      51                          Georges Bahri; Fady Bahri                                                     No
      52                          Alan E. Ferris, Madeleine S. Ferris                                           No
      58                          Barclay Holdings XIX, L.L.C.                                                  No
      64                          Phil Cascio                                                                   No
      66                          Hasmukhbhai L. Patel                                                          No
      68                          Kailash R. Joshi, Trusha K. Joshi, Jayesh C. Modi                             No
      69                          Satish K. Duggal                                                              No
      70                          Alan E. Ferris, Madeleine S. Ferris                                           No
      74                          Alan E. Ferris, Madeleine S. Ferris                                           No
      76                          Bipinchandra L. Patel, Jagdish Patel                                          No
      77                          Roy Korins; Stephen Swiatkiewicz; Bernard McElhone                        250,000.0
      81               B          Todd Rosenzweig, Clifford Dovitz, Marc Rosenzweig,                            No
                                  Jack Rosenzweig
      82                          Alan E. Ferris, Madeleine S. Ferris                                           No
      83                          Jon M. Meyers, Bruce D. Meyers                                                No
      85                          CIM Group, LLC                                                                No
      86                          Abdul Satter Abbasi, Robert Abbasi                                            No
      87                          Donald R. Perry, III                                                          No
      95                          Carl J. Greenwood                                                             No
     104                          Hasmukhbhai L. Patel                                                          No
     105                          The Gottlieb Marital Trust                                                    No
     106                          Gregory B. Hicks                                                              No
     107                          Alan E. Ferris, Madeleine S. Ferris                                           No
     109                          Fred I. Robinson                                                              No
     112               B          Todd Rosenzweig, Clifford Dovitz, Marc Rosenzweig,                        600,000.0
                                  Jack Rosenzweig
     113                          Alan E. Ferris, Madeleine S. Ferris                                           No
     119                          Charles Michael Long                                                          No
     120                          Jeffrey C. Rappin                                                             No
     124                          William Meyer,  Lucero Meyer                                                  No
     126                          Stephen R. Kaplan; Patrick J. Cannon; George H.                               No
                                  Kramer; Peter Alan Gordon
     128                          America First Real Estate Group, LLC                                          No
     131                          Homer Short, Mary Short                                                       No
     137                          Richard Thum                                                              200,000.0




                                                                UPFRONT ESCROW
              ----------------------------------------------------------------------------------------------------------------------
              Upfront        Upfront           Upfront           Upfront           Upfront                           Upfront
               CapEx          Eng.             Envir.             TI/LC            RE Tax        Upfront Ins.         Other
    Loan #    Reserve        Reserve           Reserve           Reserve           Reserve          Reserve          Reserve
------------------------------------------------------------------------------------------------------------------------------------
      2         0.00                 0.00              0.00       0.00                     0.00            0.00               0.00
      4         0.00         2,121,000.00              0.00       0.00               469,151.74      182,110.50       1,233,333.34
      5         0.00                 0.00              0.00       0.00             1,145,941.33            0.00               0.00
      6         0.00                 0.00              0.00       0.00                     0.00            0.00               0.00
     6.01
     6.02
     6.03
     6.04
     6.05
     6.06
     6.07
     6.08
      7         0.00           546,000.00              0.00   4,054,000.00           639,095.68       23,874.75       1,525,290.00
      9         0.00                 0.00              0.00       0.00                     0.00            0.00               0.00
      14        0.00                 0.00              0.00       0.00                     0.00            0.00               0.00
      16        0.00                 0.00              0.00       0.00                     0.00            0.00               0.00
      20        0.00                 0.00              0.00       0.00                62,344.06       76,855.17               0.00
      28        0.00                 0.00              0.00       0.00                27,364.65            0.00          62,232.00
      31     141,916.80              0.00              0.00    358,083.20            407,467.26       17,940.38               0.00
      32        0.00                 0.00              0.00       0.00                     0.00            0.00               0.00
      34        0.00           167,688.00              0.00       0.00               112,308.11        9,024.50               0.00
      35        0.00            13,500.00              0.00       0.00               130,352.68       11,526.67               0.00
      36        0.00             7,737.50              0.00       0.00                80,400.00        8,556.00          98,336.00
      39        0.00            20,000.00              0.00       0.00               100,000.00       11,409.73               0.00
      42        0.00                 0.00              0.00       0.00                     0.00            0.00               0.00
      43        0.00                 0.00              0.00     21,812.00            142,155.42       10,341.25               0.00
      46        0.00            12,500.00              0.00       0.00                41,156.17       52,831.67               0.00
      48        0.00                 0.00              0.00       0.00               128,564.17        8,011.67               0.00
      50        0.00                 0.00              0.00       0.00                30,424.10            0.00         700,000.00
      51        0.00                 0.00              0.00       0.00                 6,620.22       28,045.63         222,500.00
      52        0.00                 0.00              0.00       0.00               141,535.99       32,968.32               0.00
      58        0.00                 0.00              0.00    150,000.00             39,957.30            0.00               0.00
      64        0.00                 0.00              0.00       0.00               105,613.15        6,660.83               0.00
      66        0.00           178,546.00              0.00       0.00                69,686.00        7,905.33               0.00
      68        0.00             5,000.00              0.00       0.00                78,806.73        9,248.75               0.00
      69        0.00           148,125.00              0.00       0.00                37,933.35       37,595.00               0.00
      70        0.00                 0.00              0.00       0.00                80,972.50       32,353.60               0.00
      74        0.00                 0.00              0.00       0.00                75,615.75       50,642.82               0.00
      76        0.00                 0.00              0.00       0.00                78,296.67       20,014.38               0.00
      77        0.00                 0.00              0.00       0.00                59,619.01        9,030.75               0.00
      81        0.00           538,576.25              0.00       0.00                17,504.37       11,436.55               0.00
      82        0.00                 0.00              0.00       0.00                76,695.50       32,353.60               0.00
      83        0.00                 0.00              0.00       0.00                10,329.33        5,924.50               0.00
      85        0.00            36,677.50              0.00       0.00                18,868.98       14,482.16         328,900.00
      86        0.00                 0.00              0.00       0.00                28,948.71       10,983.23         950,000.00
      87        0.00                 0.00              0.00       0.00                 4,389.42        5,116.50         176,941.00
      95        0.00                 0.00              0.00       0.00                     0.00            0.00               0.00
     104        0.00                 0.00              0.00       0.00                85,991.03       23,484.79               0.00
     105        0.00                 0.00              0.00       0.00                     0.00            0.00               0.00
     106        0.00                 0.00              0.00       0.00                18,132.17       22,950.50               0.00
     107        0.00                 0.00              0.00       0.00               113,750.00       26,425.31         750,000.00
     109        0.00                 0.00              0.00       0.00                     0.00            0.00               0.00
     112        0.00           404,191.25              0.00       0.00                14,339.61        8,709.33           2,875.00
     113        0.00                 0.00              0.00       0.00                72,765.00       18,646.97         425,000.00
     119        0.00                 0.00              0.00       0.00                41,135.34        1,515.83               0.00
     120        0.00                 0.00              0.00       0.00                25,818.64       16,229.58               0.00
     124        0.00                 0.00              0.00       0.00                87,000.00          560.16               0.00
     126     17,180.00               0.00              0.00       0.00                14,976.71        1,262.25               0.00
     128        0.00            80,000.00              0.00       0.00                     0.00       20,364.17         200,000.00
     131        0.00                 0.00              0.00       0.00                     0.00            0.00               0.00
     137        0.00                 0.00              0.00       0.00                24,241.12        3,192.67               0.00




                                                                       MONTHLY ESCROW
                     ---------------------------------------------------------------------------------------------------------------
                                   Monthly       Monthly         Monthly          Monthly                                    Monthly
                                     Capex        Envir.          TI/LC            RE Tax             Monthly Ins.            Other
    Loan #                         Reserve       Reserve         Reserve          Reserve               Reserve              Reserve
------------------------------------------------------------------------------------------------------------------------------------
      2                               0.00         0.00              0.00             0.00                   0.00               0.00
      4                          102083.33         0.00              0.00         78191.96               20234.50           41666.67
      5                            5565.25         0.00          44521.66        114594.13                   0.00               0.00
      6                               0.00         0.00              0.00             0.00                   0.00               0.00
     6.01
     6.02
     6.03
     6.04
     6.05
     6.06
     6.07
     6.08
      7                            5483.83         0.00              0.00         71010.63                7958.25               0.00
      9                               0.00         0.00              0.00             0.00                   0.00               0.00
      14                              0.00         0.00              0.00             0.00                   0.00               0.00
      16                              0.00         0.00              0.00             0.00                   0.00               0.00
      20                           2374.83         0.00              0.00         62344.06                6986.83               0.00
      28                            819.36         0.00              0.00          3040.52                   0.00               0.00
      31                              0.00         0.00              0.00         50933.41                3986.75               0.00
      32                              0.00         0.00              0.00             0.00                   0.00               0.00
      34                              0.00         0.00              0.00         22461.62                4512.25               0.00
      35                              0.00         0.00              0.00         26070.54                1152.67               0.00
      36                            944.31         0.00           1888.62         13400.00                4278.00               0.00
      39                           5475.00         0.00              0.00         20000.00                1901.62               0.00
      42                              0.00         0.00              0.00             0.00                   0.00               0.00
      43                            915.10         0.00              0.00         20307.92                3447.08               0.00
      46                          25279.58         0.00              0.00         20578.09                5283.17               0.00
      48                              0.00         0.00              0.00         25712.83                 801.17               0.00
      50                              0.00         0.00              0.00             0.00                   0.00               0.00
      51                              0.00         0.00            925.93           945.75                2438.75               0.00
      52                           3333.00         0.00              0.00         17692.00                4709.76               0.00
      58                              0.00         0.00              0.00         13319.10                   0.00               0.00
      64                           8753.33         0.00              0.00         11734.79                3330.41               0.00
      66                          11251.67         0.00              0.00          8710.75                2258.67               0.00
      68                           8026.18         0.00              0.00          9850.84                3082.92               0.00
      69                          11636.25         0.00              0.00          7586.67                3759.50               0.00
      70                           3733.00         0.00              0.00         11567.50                4621.94               0.00
      74                           3267.00         0.00              0.00         10802.25                7234.69               0.00
      76                           8871.83         0.00              0.00          9787.08                2668.58               0.00
      77                           3519.00         0.00              0.00          8517.00                3010.25               0.00
      81                           3793.60         0.00              0.00         17504.37                2859.14               0.00
      82                           2800.00         0.00              0.00         10956.50                4621.94               0.00
      83                            671.33         0.00              0.00         10329.33                 987.42               0.00
      85                            613.99         0.00           2305.33          6289.66                6521.89               0.00
      86                          12993.00         0.00              0.00          9330.45                5491.61               0.00
      87                            864.00         0.00              0.00          2194.71                1705.50               0.00
      95                              0.00         0.00              0.00             0.00                   0.00               0.00
     104                           6917.75         0.00              0.00         10748.88                2472.08               0.00
     105                              0.00         0.00              0.00             0.00                   0.00               0.00
     106                           7330.45         0.00              0.00          2266.52                5737.63               0.00
     107                           3100.00         0.00              0.00         16250.00                3775.04               0.00
     109                              0.00         0.00              0.00             0.00                   0.00               0.00
     112                           3172.46         0.00              0.00         14339.61                2177.33               0.00
     113                           2133.00         0.00              0.00         10395.00                2663.85               0.00
     119                            438.33         0.00              0.00          4570.59                 757.92               0.00
     120                           1300.00         0.00              0.00          6454.66                1475.42               0.00
     124                            366.82         0.00            917.04             0.00                 280.08               0.00
     126                            715.83         0.00              0.00          4992.24                 420.75               0.00
     128                            480.06         0.00           1920.25          2564.93                2036.42               0.00
     131                           2495.95         0.00              0.00             0.00                   0.00               0.00
     137                            395.00         0.00              0.00          4848.22                 399.08               0.00




                                                                                                                        Remaining
                                                                                    Interest               Final      Amortization
                     Grace      Lockbox            Property         Defeasance       Accrual      Loan    Maturity       Term for
    Loan #          Period      In-place             Type            Permitted       Period      Group      Date      Balloon Loans
------------------------------------------------------------------------------------------------------------------------------------
      2                5          Yes                Retail              Yes        Actual/360      1
      4                5          No                  Hotel              Yes        Actual/360      1
      5                0          Yes                Office              Yes        Actual/360      1
      6               10          Yes            Senior Housing          Yes        Actual/360      1
     6.01             10                         Senior Housing                     Actual/360      1
     6.02             10                         Senior Housing                     Actual/360      1
     6.03             10                         Senior Housing                     Actual/360      1
     6.04             10                         Senior Housing                     Actual/360      1
     6.05             10                         Senior Housing                     Actual/360      1
     6.06             10                         Senior Housing                     Actual/360      1
     6.07             10                         Senior Housing                     Actual/360      1
     6.08             10                         Senior Housing                     Actual/360      1
      7                5          Yes                Office              No         Actual/360      1
      9                0          Yes                Retail              Yes        Actual/360      1
      14               5          Yes                Retail              Yes        Actual/360      1
      16               0          Yes                Retail              Yes        Actual/360      1
      20               5          No                 Retail              Yes        Actual/360      1
      28              15          No                 Office              Yes        Actual/360      1
      31              10          No                 Office              Yes        Actual/360      1                       360
      32               7          Yes                Office              Yes        Actual/360      1                       360
      34               7          No                 Retail              Yes        Actual/360      1
      35               7          No                 Office              Yes        Actual/360      1
      36               7          No                 Retail              Yes        Actual/360      1
      39               7          No               Multifamily           Yes        Actual/360      2
      42               6          Yes              Industrial            Yes        Actual/360      1
      43               7          No                 Retail              Yes        Actual/360      1                       360
      46               7          No                  Hotel              Yes        Actual/360      1                       360
      48               7          No                 Office              Yes        Actual/360      1
      50               7          Yes                 Land               Yes        Actual/360      1
      51               7          No                 Office              Yes        Actual/360      1                       360
      52               7          No               Multifamily           Yes        Actual/360      2                       360
      58               5          No                 Retail              No         Actual/360      1
      64               7         No                   Hotel              Yes        Actual/360      1                       360
      66               7          No                  Hotel              Yes        Actual/360      1                       240
      68               7          No                  Hotel              Yes        Actual/360      1                       360
      69               7          No                  Hotel              Yes        Actual/360      1                       360
      70               7          No               Multifamily           Yes        Actual/360      2                       360
      74               7          No               Multifamily           Yes        Actual/360      2                       360
      76               7          No                  Hotel              Yes        Actual/360      1                       240
      77              10          No               Multifamily           Yes        Actual/360      2                       360
      81              10          No               Multifamily           Yes        Actual/360      2                       360
      82               7          No               Multifamily           Yes        Actual/360      2                       360
      83               7          Yes              Industrial            No         Actual/360      1                       360
      85               7          No                 Retail              Yes        Actual/360      1                       360
      86               7          No                  Hotel              Yes        Actual/360      1                       360
      87               7          No                 Office              Yes        Actual/360      1                       360
      95               7          Yes                Retail              No         Actual/360      1                       360
     104               7          No                  Hotel              Yes        Actual/360      1                       240
     105               7          No               Industrial            Yes        Actual/360      1                       360
     106               7          No                  Hotel              Yes        Actual/360      1                       360
     107               7          No               Multifamily           Yes        Actual/360      2                       360
     109               7          No               Industrial            Yes        Actual/360      1                       240
     112              10          No               Multifamily           Yes        Actual/360      2                       360
     113               7          No               Multifamily           Yes        Actual/360      2                       360
     119               7          No              Self Storage           Yes        Actual/360      1                       360
     120               7          No               Multifamily           Yes        Actual/360      2                       360
     124               7          Yes                Retail              Yes        Actual/360      1                       360
     126               7          No              Self Storage           No         Actual/360      1                       360
     128               7          No                 Office              Yes        Actual/360      1                       360
     131               7          No                 Retail              Yes        Actual/360      1                       120
     137               5          No                 Office              No         Actual/360      1                       360

                                    EXHIBIT B

                 MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

            (1) No Mortgage Loan is 30 days or more delinquent in payment of principal and interest (without giving effect to any applicable grace period in the related Mortgage Note) and no Mortgage Loan has been 30 days or more (without giving effect to any applicable grace period in the related Mortgage
Note) past due.

            (2) Except with respect to the ARD Loans, which provide that the rate at which interest accrues thereon increases after the Anticipated Repayment Date, the Mortgage Loans (exclusive of any default interest, late charges or prepayment premiums) are fixed rate mortgage loans with terms to maturity, at origination or as of the most recent modification, as set forth in the Mortgage Loan Schedule.

            (3) The information pertaining to each Mortgage Loan set forth on the Mortgage Loan Schedule is true and correct in all material respects as of the Cut-off Date.

            (4) At the time of the assignment of the Mortgage Loans to the Purchaser, the Seller had good and marketable title to and was the sole owner and holder of, each Mortgage Loan, free and clear of any pledge, lien, encumbrance or security interest (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase Agreement, dated as of the Closing Date between the applicable Master Servicer and Seller) and such assignment validly and effectively transfers and conveys all legal and beneficial ownership of the Mortgage Loans to the Purchaser free and clear of any pledge, lien, encumbrance or security interest (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase Agreement, dated as of the Closing Date between the applicable Master Servicer and Seller).

            (5) In respect of each Mortgage Loan, (A) in reliance on public documents or certified copies of the incorporation or partnership or other entity documents, as applicable, delivered in connection with the origination of such Mortgage Loan, the related Mortgagor is an entity organized under the laws of a state of the United States of America, the District of Columbia or the Commonwealth of Puerto Rico and (B) as of the origination date, the Seller (based on customary due diligence) had no knowledge, and since the origination date, the Seller has no actual knowledge, that the related Mortgagor is a debtor in any bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or similar proceeding.

            (6) Each Mortgage Loan is secured by the related Mortgage which establishes and creates a valid and subsisting first priority lien on the related Mortgaged Property, or leasehold interest therein, comprising real estate, free and clear of any liens, claims, encumbrances, participation interests, pledges, charges or security interests subject only to Permitted Encumbrances. Such Mortgage, together with any separate security agreement, UCC Financing Statement or similar agreement, if any, establishes and creates a first priority security interest in favor of the Seller in all personal property owned by the Mortgagor that is used in, and is reasonably necessary to, the operation of the related Mortgaged Property and, to the extent a security interest may be created therein and perfected by the filing of a UCC Financing Statement under the Uniform Commercial Code as in effect in the relevant jurisdiction, the proceeds arising from the Mortgaged Property and other collateral securing such Mortgage Loan, subject only to Permitted Encumbrances. There exists with respect to such Mortgaged Property an assignment of leases and rents provision, either as part of the related Mortgage or as a separate document or instrument, which establishes and creates a first priority security interest in and to leases and rents arising in respect of the related Mortgaged Property, subject only to Permitted Encumbrances. Except for the holder of the Companion Loan with respect to the AB Mortgage Loans, to the Seller's knowledge, no person other than the related Mortgagor and the mortgagee own any interest in any payments due under the related leases. The related Mortgage or such assignment of leases and rents provision provides for the appointment of a receiver for rents or allows the holder of the related Mortgage to enter into possession of the related Mortgaged Property to collect rent or provides for rents to be paid directly to the holder of the related Mortgage in the event of a default beyond applicable notice and grace periods, if any, under the related Mortgage Loan documents. As of the origination date, there were, and, to the Seller's actual knowledge as of the Closing Date, there are, no mechanics' or other similar liens or claims which have been filed for work, labor or materials affecting the related Mortgaged Property which are or may be prior or equal to the lien of the Mortgage, except those that are bonded or escrowed for or which are insured against pursuant to the applicable Title Insurance Policy (as defined below) and except for Permitted Encumbrances. No (a) Mortgaged Property secures any mortgage loan not represented on the Mortgage Loan Schedule other than a Companion Loan, (b) Mortgage Loan is cross-collateralized or cross-defaulted with any other mortgage loan, other than a Mortgage Loan listed on the Mortgage Loan Schedule or a Companion Loan, or (c) Mortgage Loan is secured by property that is not a Mortgaged Property. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rent, operating revenues or other personal property to the extent that possession or control of such items or actions other than the recordation of the Mortgage or the Assignment of Leases and Rents or the filing of UCC Financing Statements are required in order to effect such perfection.

            (7) The related Mortgagor under each Mortgage Loan has good and indefeasible fee simple or, with respect to those Mortgage Loans described in clause (20) hereof, leasehold title to the related Mortgaged Property comprising real estate subject to any Permitted Encumbrances.

            (8) The Seller has received an American Land Title Association
(ALTA) lender's title insurance policy or a comparable form of lender's title insurance policy (or escrow instructions binding on the Title Insurer (as defined below) and irrevocably obligating the Title Insurer to issue such title insurance policy or a title policy commitment or pro-forma "marked up" at the closing of the related Mortgage Loan and countersigned or otherwise approved by the Title Insurer or its authorized agent) as adopted in the applicable jurisdiction (the "Title Insurance Policy"), which was issued by a nationally recognized title insurance company (the "Title Insurer") qualified to do business in the jurisdiction where the applicable Mortgaged Property is located (unless such jurisdiction is the State of Iowa), covering the portion of each Mortgaged Property comprised of real estate and insuring that the related Mortgage is a valid first lien in the original principal amount of the related Mortgage Loan on the Mortgagor's fee simple interest (or, if applicable, leasehold interest) in such Mortgaged Property comprised of real estate, subject only to Permitted Encumbrances. Such Title Insurance Policy was issued in connection with the origination of the related Mortgage Loan. No claims have been made under such Title Insurance Policy. Such Title Insurance Policy is in full force and effect and all premiums thereon have been paid and will provide that the insured includes the owner of the Mortgage Loan and its successors and/or assigns. No holder of the related Mortgage has done, by act or omission, anything that would, and the Seller has no actual knowledge of any other circumstance that would, impair the coverage under such Title Insurance Policy.

            (9) The related Assignment of Mortgage and the related assignment of the Assignment of Leases and Rents executed in connection with each Mortgage, if any, have been recorded in the applicable jurisdiction (or, if not recorded, have been submitted for recording or are in recordable form (but for the insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller)) and constitute the legal, valid and binding assignment of such Mortgage and the related Assignment of Leases and Rents from the Seller to the Purchaser. The endorsement of the related Mortgage Note by the Seller constitutes the legal, valid, binding and enforceable (except as such enforcement may be limited by anti-deficiency laws or bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law)) assignment of such Mortgage Note, and together with such Assignment of Mortgage and the related assignment of Assignment of Leases and Rents, legally and validly conveys all right, title and interest in such Mortgage Loan and Mortgage Loan documents to the Purchaser.

            (10) (a) The Mortgage Loan documents for each Mortgage Loan provide that such Mortgage Loan is non-recourse to the related parties thereto except that the related Mortgagor and at least one individual or entity shall be fully liable for actual losses, liabilities, costs and damages arising from certain acts of the related Mortgagor and/or its principals specified in the related Mortgage Loan documents, which acts generally include the following: (i) fraud or intentional material misrepresentation, (ii) misapplication or misappropriation of rents, insurance proceeds or condemnation awards, (iii) either (x) any act of actual waste by or (y) damage or destruction to the Mortgaged Property caused by the acts or omissions of the borrower, its agents, employees or contractors, and (iv) any breach of the environmental covenants contained in the related Mortgage Loan documents.

            (b) The Mortgage Loan documents for each Mortgage Loan contain enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, non judicial foreclosure, and there is no exemption available to the related Mortgagor which would interfere with such right of foreclosure except any statutory right of redemption or as may be limited by anti-deficiency or one form of action laws or by bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (c) Each of the related Mortgage Notes and Mortgages are the legal, valid and binding obligations of the related Mortgagor named on the Mortgage Loan Schedule and each of the other related Mortgage Loan documents is the legal, valid and binding obligation of the parties thereto (subject to any non recourse provisions therein), enforceable in accordance with its terms, except as such enforcement may be limited by anti-deficiency or one form of action laws or bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and except that certain provisions of such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but the inclusion of such provisions does not render any of the Mortgage Loan documents invalid as a whole, and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the principal rights and benefits afforded thereby.

            (d) The terms of the Mortgage Loans or the related Mortgage Loan documents, have not been altered, impaired, modified or waived in any material respect, except prior to the Cut-off Date by written instrument duly submitted for recordation, to the extent required, and as specifically set forth in the related Mortgage File.

            (e) With respect to each Mortgage which is a deed of trust, a trustee, duly qualified under applicable law to serve as such, currently so serves and is named in the deed of trust or may be substituted in accordance with applicable law, and no fees or expenses are or will become payable to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor and de minimis fees paid in connection with the release of the related Mortgaged Property or related security for such Mortgage Loan following payment of such Mortgage Loan in full.

            (11) Except by a written instrument that has been delivered to the Purchaser as a part of the related Mortgage File with respect to any immaterial releases of the Mortgaged Property, no Mortgage Loan has been satisfied, canceled, subordinated, released or rescinded, in whole or in part, and the related Mortgagor has not been released, in whole or in part, from its obligations under any related Mortgage Loan document.

            (12) Except with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges, neither the Mortgage Loan nor any of the related Mortgage Loan documents is subject to any right of rescission, set off, abatement, diminution, valid counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of any such Mortgage Loan documents, or the exercise (in compliance with procedures permitted under applicable law) of any right thereunder, render any Mortgage Loan documents subject to any right of rescission, set off, abatement, diminution, valid counterclaim or defense, including the defense of usury (subject to anti-deficiency or one form of action laws and to bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditor's rights generally and to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law)), and no such right of rescission, set off, abatement, diminution, valid counterclaim or defense has been asserted with respect thereto. None of the Mortgage Loan documents provides for a release of a portion of the Mortgaged Property from the lien of the Mortgage except upon payment or defeasance in full of all obligations under the Mortgage, provided that, notwithstanding the foregoing, certain of the Mortgage Loans may allow partial release (a) upon payment or defeasance of an Allocated Loan Amount which may be formula based, but in no event less than 125% of the Allocated Loan Amount, or (b) in the event the portion of the Mortgaged Property being released was not given any material value in connection with the underwriting or appraisal of the related Mortgage Loan.

            (13) As of the Closing Date, there is no payment default, after giving effect to any applicable notice and/or grace period, and, to the Seller's knowledge, as of the Closing Date, there is no other material default under any of the related Mortgage Loan documents, after giving effect to any applicable notice and/or grace period; no such material default or breach has been waived by the Seller or on its behalf or, to the Seller's knowledge, by the Seller's predecessors in interest with respect to the Mortgage Loans; and, to the Seller's actual knowledge, no event has occurred which, with the passing of time or giving of notice would constitute a material default or breach; provided, however, that the representations and warranties set forth in this sentence do not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of any subject matter otherwise covered by any other representation or warranty made by the Seller in this Exhibit B. No Mortgage Loan has been accelerated and no foreclosure proceeding or power of sale proceeding has been initiated under the terms of the related Mortgage Loan documents. The Seller has not waived any material claims against the related Mortgagor under any non-recourse exceptions contained in the Mortgage Note.

            (14) (a) The principal amount of the Mortgage Loan stated on the Mortgage Loan Schedule has been fully disbursed as of the Closing Date (except for certain amounts that were fully disbursed by the mortgagee, but were escrowed pursuant to the terms of the related Mortgage Loan documents) and there are no future advances required to be made by the mortgagee under any of the related Mortgage Loan documents. Any requirements under the related Mortgage Loan documents regarding the completion of any on-site or off-site improvements and to disbursements of any escrow funds therefor have been or are being complied with or such escrow funds are still being held. The value of the Mortgaged Property relative to the value reflected in the most recent appraisal thereof is not materially impaired by any improvements which have not been completed. The Seller has not, nor, to the Seller's knowledge, have any of its agents or predecessors in interest with respect to the Mortgage Loan, in respect of payments due on the related Mortgage Note or Mortgage, directly or indirectly, advanced funds or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor other than (a) interest accruing on such Mortgage Loan from the date of such disbursement of such Mortgage Loan to the date which preceded by thirty (30) days the first payment date under the related Mortgage Note and (b) application and commitment fees, escrow funds, points and reimbursements for fees and expenses, incurred in connection with the origination and funding of the Mortgage Loan.

            (b) No Mortgage Loan has capitalized interest included in its principal balance, or provides for any shared appreciation rights or other equity participation therein and no contingent or additional interest contingent on cash flow or negative amortization (other than with respect to the deferment of payment with respect to ARD Loans) is due thereon.

            (c) Each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan starts to amortize no later than the Due Date of the calendar month immediately after the calendar month in which such ARD Loan closed and substantially fully amortizes over its stated term, which term is at least 60 months after the related Anticipated Repayment Date. Each ARD Loan has an Anticipated Repayment Date not less than seven years following the origination of such Mortgage Loan. If the related Mortgagor elects not to prepay its ARD Loan in full on or prior to the Anticipated Repayment Date pursuant to the existing terms of the Mortgage Loan or a unilateral option (as defined in Treasury Regulations under Section 1001 of the Code) in the Mortgage Loan exercisable during the term of the Mortgage Loan, (i) the Mortgage Loan's interest rate will step up to an interest rate per annum as specified in the related Mortgage Loan documents; provided, however, that payment of such Excess Interest shall be deferred until the principal of such ARD Loan has been paid in full; (ii) all or a substantial portion of the Excess Cash Flow (which is net of certain costs associated with owning, managing and operating the related Mortgaged Property) collected after the Anticipated Repayment Date shall be applied towards the prepayment of such ARD Loan and once the principal balance of an ARD Loan has been reduced to zero all Excess Cash Flow will be applied to the payment of accrued Excess Interest; and (iii) if the property manager for the related Mortgaged Property can be removed by or at the direction of the mortgagee on the basis of a debt service coverage test, the subject debt service coverage ratio shall be calculated without taking account of any increase in the related Mortgage Interest Rate on such Mortgage Loan's Anticipated Repayment Date. No ARD Loan provides that the property manager for the related Mortgaged Property can be removed by or at the direction of the mortgagee solely because of the passage of the related Anticipated Repayment Date.

            (d) Each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan with a hard lockbox requires that tenants at the related Mortgaged Property shall (and each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan with a springing lockbox requires that tenants at the related Mortgaged Property shall, upon the occurrence of a specified trigger event, including, but not limited to, the occurrence of the related Anticipated Repayment Date) make rent payments into a lockbox controlled by the holder of the Mortgage Loan and to which the holder of the Mortgage Loan has a first perfected security interest; provided, however, with respect to each ARD Loan which is secured by a multi-family property with a hard lockbox, or with respect to each ARD Loan which is secured by a multi-family property with a springing lockbox, upon the occurrence of a specified trigger event, including, but not limited to, the occurrence of the related Anticipated Repayment Date, tenants either pay rents to a lockbox controlled by the holder of the Mortgage Loan or deposit rents with the property manager who will then deposit the rents into a lockbox controlled by the holder of the Mortgage Loan.

            (15) The terms of the Mortgage Loan documents evidencing such Mortgage Loan comply in all material respects with all applicable local, state and federal laws and regulations, and the Seller has complied with all material requirements pertaining to the origination of the Mortgage Loans, including but not limited to, usury and any and all other material requirements of any federal, state or local law to the extent non-compliance would have a material adverse effect on the Mortgage Loan.

            (16) To the Seller's knowledge and subject to clause (37) hereof, as of the date of origination of the Mortgage Loan, based on inquiry customary in the industry, the related Mortgaged Property was, and to the Seller's actual knowledge and subject to clause (37) hereof, as of the Closing Date, the related Mortgaged Property is, in all material respects, in compliance with, and is used and occupied in accordance with, all restrictive covenants of record applicable to such Mortgaged Property and applicable zoning laws and all inspections, licenses, permits and certificates of occupancy required by law, ordinance or regulation to be made or issued with regard to the Mortgaged Property have been obtained and are in full force and effect, except to the extent (a) any material non-compliance with applicable zoning laws is insured by an ALTA lender's title insurance policy (or binding commitment therefor), or the equivalent as adopted in the applicable jurisdiction, or a law and ordinance insurance policy, or (b) the failure to obtain or maintain such inspections, licenses, permits or certificates of occupancy does not materially impair or materially and adversely affect the use and/or operation of the Mortgaged Property as it was used and operated as of the date of origination of the Mortgage Loan or the rights of a holder of the related Mortgage Loan.

            (17) All (a) taxes, water charges, sewer rents, assessments or other similar outstanding governmental charges and governmental assessments which became due and owing prior to the Closing Date in respect of the related Mortgaged Property (excluding any related personal property), and if left unpaid, would be, or might become, a lien on such Mortgaged Property having priority over the related Mortgage and (b) insurance premiums or ground rents which became due and owing prior to the Closing Date in respect of the related Mortgaged Property (excluding any related personal property), have been paid, or if disputed, or if such amounts are not delinquent prior to the Closing Date, an escrow of funds in an amount sufficient (together with escrow payments required to be made prior to delinquency) to cover such taxes and assessments and any late charges due in connection therewith has been established. As of the date of origination, the related Mortgaged Property was one or more separate and complete tax parcels. For purposes of this representation and warranty, the items identified herein shall not be considered due and owing until the date on which interest or penalties would be first payable thereon.

            (18) To the Seller's knowledge based on surveys or the Title Insurance Policy, (i) none of the material improvements that were included for the purpose of determining the appraised value of the related Mortgaged Property at the time of the origination of such Mortgage Loan lies outside the boundaries and building restriction lines of such Mortgaged Property, except to the extent they are legally nonconforming as contemplated by representation (37) below, and
(ii) no improvements on adjoining properties encroach upon such Mortgaged Property, except in the case of either (i) or (ii) for (a) immaterial encroachments which do not materially adversely affect the security intended to be provided by the related Mortgage or the use, enjoyment, value or marketability of such Mortgaged Property or (b) encroachments affirmatively covered by the related Title Insurance Policy. With respect to each Mortgage Loan, the property legally described in the survey, if any, obtained for the related Mortgaged Property for purposes of the origination thereof is the same as the property legally described in the Mortgage.

            (19) (a) Except with respect to repairs estimated to cost less than $5,000 in the aggregate, as of the date of the applicable engineering report (which was performed within 12 months prior to the Cut-off Date) related to the Mortgaged Property and, to Seller's knowledge as of the Closing Date, the related Mortgaged Property is either (i) in good repair, free and clear of any damage that would materially adversely affect the value of such Mortgaged Property as security for such Mortgage Loan or the use and operation of the Mortgaged Property as it was being used or operated as of the origination date or (ii) escrows in an amount consistent with the standard utilized by the Seller with respect to similar loans it holds for its own account have been established, which escrows will in all events be not less than 100% of the estimated cost of the required repairs. Since the origination date, to the Seller's actual knowledge, such Mortgaged Property has not been damaged by fire, wind or other casualty or physical condition that would materially and adversely affect its value as security for the related Mortgage Loan (including, without limitation, any soil erosion or subsidence or geological condition), which damage has not been fully repaired or fully insured, or for which escrows in an amount consistent with the standard utilized by the Seller with respect to loans it holds for its own account have not been established.

            (b) As of the origination date of such Mortgage Loan and to the Seller's actual knowledge, as of the Closing Date, there are no proceedings pending or, to the Seller's actual knowledge, threatened, for the partial or total condemnation of the relevant Mortgaged Property.

            (20) The Mortgage Loans that are identified on Exhibit A as being secured in whole or in part by a leasehold estate (a "Ground Lease") (except with respect to any Mortgage Loan also secured by the related fee interest in the Mortgaged Property) satisfy the following conditions:

            (a) such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease or other agreement received by the originator of the Mortgage Loan from the ground lessor, provides that the interest of the lessee thereunder may be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns, in a manner that would materially and adversely affect the security provided by the Mortgage; as of the date of origination of the Mortgage Loan, there was no material change of record in the terms of such Ground Lease with the exception of written instruments which are part of the related Mortgage File and Seller has no knowledge of any material change in the terms of such Ground Lease since the recordation of the related Mortgage, with the exception of written instruments which are part of the related Mortgage File;

            (b) such Ground Lease or such other agreement received by the originator of the Mortgage Loan from the ground lessor is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related fee interest and Permitted Encumbrances and such Ground Lease or such other agreement received by the originator of the Mortgage Loan from the ground lessor is, and shall remain, prior to any mortgage or other lien upon the related fee interest (other than the Permitted Encumbrances) unless a nondisturbance agreement is obtained from the holder of any mortgage on the fee interest which is assignable to or for the benefit of the related lessee and the related mortgagee;

            (c) such Ground Lease or other agreement provides that upon foreclosure of the related Mortgage or assignment of the Mortgagor's interest in such Ground Lease in lieu thereof, the mortgagee under such Mortgage is entitled to become the owner of such interest upon notice to, but without the consent of, the lessor thereunder and, in the event that such mortgagee (or any of its successors and assigns under the Mortgage) becomes the owner of such interest, such interest is further assignable by such mortgagee (or any of its successors and assigns under the Mortgage) upon notice to such lessor, but without a need to obtain the consent of such lessor;

            (d) such Ground Lease is in full force and effect and no default of tenant or ground lessor was in existence at origination, or to the Seller's knowledge, is in existence as of the Closing Date, under such Ground Lease, nor at origination was, or to the Seller's knowledge, is there any condition which, but for the passage of time or the giving of notice, would result in a default under the terms of such Ground Lease; either such Ground Lease or a separate agreement contains the ground lessor's covenant that it shall not amend, modify, cancel or terminate such Ground Lease without the prior written consent of the mortgagee under such Mortgage and any amendment, modification, cancellation or termination of the Ground Lease without the prior written consent of the related mortgagee, or its successors or assigns is not binding on such mortgagee, or its successor or assigns;

            (e) such Ground Lease or other agreement requires the lessor thereunder to give written notice of any material default by the lessee to the mortgagee under the related Mortgage, provided that such mortgagee has provided the lessor with notice of its lien in accordance with the provisions of such Ground Lease; and such Ground Lease or other agreement provides that no such notice of default and no termination of the Ground Lease in connection with such notice of default shall be effective against such mortgagee unless such notice of default has been given to such mortgagee and any related Ground Lease or other agreement contains the ground lessor's covenant that it will give to the related mortgagee, or its successors or assigns, any notices it sends to the Mortgagor;

            (f) either (i) the related ground lessor has subordinated its interest in the related Mortgaged Property to the interest of the holder of the Mortgage Loan or (ii) such Ground Lease or other agreement provides that (A) the mortgagee under the related Mortgage is permitted a reasonable opportunity to cure any default under such Ground Lease which is curable, including reasonable time to gain possession of the interest of the lessee under the Ground Lease, after the receipt of notice of any such default before the lessor thereunder may terminate such Ground Lease;
      (B) in the case of any such default which is not curable by such mortgagee, or in the event of the bankruptcy or insolvency of the lessee under such Ground Lease, such mortgagee has the right, following termination of the existing Ground Lease or rejection thereof by a bankruptcy trustee or similar party, to enter into a new ground lease with the lessor on substantially the same terms as the existing Ground Lease; and (C) all rights of the Mortgagor under such Ground Lease (insofar as it relates to the Ground Lease) may be exercised by or on behalf of such mortgagee under the related Mortgage upon foreclosure or assignment in lieu of foreclosure;

            (g) such Ground Lease has an original term (or an original term plus one or more optional renewal terms that under all circumstances may be exercised, and will be enforceable, by the mortgagee or its assignee) which extends not less than 20 years beyond the stated maturity date of the related Mortgage Loan;

            (h) under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee under such Mortgage or a financially responsible institution acting as trustee appointed by it, or consented to by it, or by the lessor having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or to the payment in whole or in part of the outstanding principal balance of such Mortgage Loan together with any accrued and unpaid interest thereon; and

            (i) such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by the Seller; such Ground Lease contains a covenant (or applicable laws provide) that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of any lessee in the relevant portion of such Mortgaged Property subject to such Ground Lease for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage.

            (21) (a) Except for those Mortgage Loans set forth on Schedule I hereto for which a lender's environmental insurance policy was obtained in lieu of an Environmental Site Assessment, an Environmental Site Assessment relating to each Mortgaged Property and prepared no earlier than 12 months prior to the Closing Date was obtained and reviewed by the Seller in connection with the origination of such Mortgage Loan and a copy is included in the Servicing File.

            (b) Such Environmental Site Assessment does not identify, and the Seller has no actual knowledge of, any adverse circumstances or conditions with respect to or affecting the Mortgaged Property that would constitute or result in a material violation of any Environmental Laws, other than with respect to a Mortgaged Property (i) for which environmental insurance (as set forth on Schedule II hereto) is maintained, or (ii) which would require any expenditure greater than 5% of the outstanding principal balance of such Mortgage Loan to achieve or maintain compliance in all material respects with any Environmental Laws for which adequate sums, but in no event less than 125% of the estimated cost as set forth in the Environmental Site Assessment, were reserved in connection with the origination of the Mortgage Loan and for which the related Mortgagor has covenanted to perform, or (iii) as to which the related Mortgagor or one of its affiliates is currently taking or required to take such actions (which may be the implementation of an operations and maintenance plan), if any, with respect to such conditions or circumstances as have been recommended by the Environmental Site Assessment or required by the applicable governmental authority, or (iv) as to which another responsible party not related to the Mortgagor with assets reasonably estimated by the Seller at the time of origination to be sufficient to effect all necessary or required remediation identified in a notice or other action from the applicable governmental authority is currently taking or required to take such actions, if any, with respect to such regulatory authority's order or directive, or (v) as to which such conditions or circumstances identified in the Environmental Site Assessment were investigated further and based upon such additional investigation, an environmental consultant recommended no further investigation or remediation, or (vi) as to which a party with financial resources reasonably estimated to be adequate to cure the condition or circumstance provided a guaranty or indemnity to the related Mortgagor or to the mortgagee to cover the costs of any required investigation, testing, monitoring or remediation, or (vii) as to which the related Mortgagor or other responsible party obtained a "No Further Action" letter or other evidence reasonably acceptable to a prudent commercial mortgage lender that applicable federal, state, or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance, or (viii) which would not require substantial cleanup, remedial action or other extraordinary response under any Environmental Laws reasonably estimated to cost in excess of 5% of the outstanding principal balance of such Mortgage Loan.

            (c) To the Seller's actual knowledge and in reliance upon the Environmental Site Assessment, except for any Hazardous Materials being handled in accordance with applicable Environmental Laws and except for any Hazardous Materials present at such Mortgaged Property for which, to the extent that an Environmental Site Assessment recommends remediation or other action, (A) there exists either (i) environmental insurance with respect to such Mortgaged Property (as set forth on Schedule II hereto) or
      (ii) an amount in an escrow account pledged as security for such Mortgage Loan under the relevant Mortgage Loan documents equal to no less than 125% of the amount estimated in such Environmental Site Assessment as sufficient to pay the cost of such remediation or other action in accordance with such Environmental Site Assessment or (B) one of the statements set forth in clause (b) above is true, (1) such Mortgaged Property is not being used for the treatment or disposal of Hazardous Materials; (2) no Hazardous Materials are being used or stored or generated for off-site disposal or otherwise present at such Mortgaged Property other than Hazardous Materials of such types and in such quantities as are customarily used or stored or generated for off-site disposal or otherwise present in or at properties of the relevant property type; and (3) such Mortgaged Property is not subject to any environmental hazard (including, without limitation, any situation involving Hazardous Materials) which under the Environmental Laws would have to be eliminated before the sale of, or which could otherwise reasonably be expected to adversely affect in more than a de minimis manner the value or marketability of, such Mortgaged Property.

            (d) The related Mortgage or other Mortgage Loan documents contain covenants on the part of the related Mortgagor requiring its compliance with any present or future federal, state and local Environmental Laws and regulations in connection with the Mortgaged Property. The related Mortgagor (or an affiliate thereof) has agreed to indemnify, defend and hold the Seller, and its successors and assigns, harmless from and against any and all losses, liabilities, damages, penalties, fines, expenses and claims of whatever kind or nature (including attorneys' fees and costs) imposed upon or incurred by or asserted against any such party resulting from a breach of the environmental representations, warranties or covenants given by the related Mortgagor in connection with such Mortgage Loan.

            (e) Each of the Mortgage Loans which is covered by a lender's environmental insurance policy obtained in lieu of an Environmental Site Assessment ("In Lieu of Policy") is identified on Schedule I, and each In Lieu of Policy is in an amount equal to 125% of the outstanding principal balance of the related Mortgage Loan and has a term ending no sooner than the maturity date (or, in the case of an ARD Loan, the final maturity date) of the related Mortgage Loan. All environmental assessments or updates that were in the possession of the Seller and that relate to a Mortgaged Property identified on Schedule I as being insured by an In Lieu of Policy have been delivered to or disclosed to the In Lieu of Policy carrier issuing such policy prior to the issuance of such policy.

            (22) As of the date of origination of the related Mortgage Loan, and, as of the Closing Date, the Mortgaged Property is covered by insurance policies providing the coverage described below and the Mortgage Loan documents permit the mortgagee to require the coverage described below. All premiums with respect to the Insurance Policies insuring each Mortgaged Property have been paid in a timely manner or escrowed to the extent required by the Mortgage Loan documents, and the Seller has not received (1) any notice of non payment of premiums that has not been cured in a timely manner by the related Mortgagor or
(2) any notice of cancellation or termination of such Insurance Policies. The relevant Servicing File contains the Insurance Policy required for such Mortgage Loan or a certificate of insurance for such Insurance Policy. Each Mortgage requires that the related Mortgaged Property and all improvements thereon are covered by Insurance Policies providing (a) coverage in the amount of the lesser of full replacement cost of such Mortgaged Property and the outstanding principal balance of the related Mortgage Loan (subject to customary deductibles) for losses sustained by fire and against loss or damage by other risks and hazards covered by a standard extended coverage insurance policy providing "special" form coverage in an amount sufficient to prevent the Mortgagor from being deemed a co-insurer and to provide coverage on a full replacement cost basis of such Mortgaged Property (in some cases exclusive of excavations, underground utilities, foundations and footings) with an agreed amount endorsement to avoid application of any coinsurance provision; such policies contain a standard mortgage clause naming mortgagee and its successor in interest as additional insureds or loss payee, as applicable; (b) business interruption or rental loss insurance in an amount at least equal to (i) 12 months of operations or (ii) in some cases all rents and other amounts customarily insured under this type of insurance of the Mortgaged Property; (c) flood insurance (if any portion of the improvements on the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency ("FEMA"), with respect to certain Mortgage Loans and the Secretary of Housing and Urban Development with respect to other Mortgage Loans, as having special flood hazards) in an amount not less than amounts prescribed by FEMA; (d) workers' compensation, if required by law; (e) comprehensive general liability insurance in an amount consistent with the standard utilized by the Seller with respect to loans it holds for its own account, but not less than $1 million; all such Insurance Policies contain clauses providing they are not terminable and may not be terminated without thirty (30) days prior written notice to the mortgagee (except where applicable law requires a shorter period or except for nonpayment of premiums, in which case not less than ten (10) days prior written notice to the mortgagee is required). In addition, each Mortgage permits the related mortgagee to make premium payments to prevent the cancellation thereof and shall entitle such mortgagee to reimbursement therefor. Any insurance proceeds in respect of a casualty loss or taking will be applied either to the repair or restoration of all or part of the related Mortgaged Property or the payment of the outstanding principal balance of the related Mortgage Loan together with any accrued interest thereon. The related Mortgaged Property is insured by an Insurance Policy, issued by an insurer meeting the requirements of such Mortgage Loan and having a claims-paying or financial strength rating of at least "A-:V" from A.M. Best Company or "A-" (or the equivalent) from Standard & Poor's Ratings Services, Fitch, Inc. or Moody's Investors Service, Inc. An architectural or engineering consultant has performed an analysis of each of the Mortgaged Properties located in seismic zones 3 or 4 in order to evaluate the structural and seismic condition of such property, for the sole purpose of assessing the probable maximum loss ("PML") for the Mortgaged Property in the event of an earthquake. In such instance, the PML was based on a return period of not less than 100 years, an exposure period of 50 years and a 10% probability of exceedence. If the resulting report concluded that the PML would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance on such Mortgaged Property was obtained by an insurer rated at least "A-:V" by A.M. Best Company or "A-" (or the equivalent) from Standard & Poor's Ratings Services, Fitch, Inc. or Moody's Investors Service, Inc. To the Seller's actual knowledge, the insurer issuing each of the foregoing insurance policies is qualified to write insurance in the jurisdiction where the related Mortgaged Property is located.

            (23) All amounts required to be deposited by each Mortgagor at origination under the related Mortgage Loan documents have been deposited or have been withheld from the related Mortgage Loan proceeds at origination and there are no deficiencies with regard thereto.

            (24) Whether or not a Mortgage Loan was originated by the Seller, to the Seller's knowledge, with respect to each Mortgage Loan originated by the Seller and each Mortgage Loan originated by any Person other than the Seller, as of the date of origination of the related Mortgage Loan, and, to the Seller's actual knowledge, with respect to each Mortgage Loan originated by the Seller and any prior holder of the Mortgage Loan, as of the Closing Date, there are no actions, suits, arbitrations or governmental investigations or proceedings by or before any court or other governmental authority or agency now pending against or affecting the Mortgagor under any Mortgage Loan or any of the Mortgaged Properties which, if determined against such Mortgagor or such Mortgaged Property, would materially and adversely affect the value of such Mortgaged Property, the security intended to be provided with respect to the related Mortgage Loan, or the ability of such Mortgagor and/or the current use of such Mortgaged Property to generate net cash flow to pay principal, interest and other amounts due under the related Mortgage Loan; and to the Seller's actual knowledge there are no such actions, suits or proceedings threatened against such Mortgagor.

            (25) Each Mortgage Loan complied at origination, in all material respects, with all of the terms, conditions and requirements of the Seller, or if the Seller is not the originator, then, to the knowledge of the Seller, the originator's or the Seller's, underwriting standards applicable to such Mortgage Loan and since origination, the Mortgage Loan has been serviced in all material respects in a legal manner in conformance with customary industry standards.

            (26) The originator of the Mortgage Loan or the Seller has inspected or caused to be inspected each related Mortgaged Property within the 12 months prior to the Closing Date.

            (27) The Mortgage Loan documents require the Mortgagor to provide the holder of the Mortgage Loan with at least annual operating statements, financial statements and except for Mortgage Loans for which the related Mortgaged Property is leased to a single tenant, rent rolls.

            (28) All escrow deposits and payments required by the terms of each Mortgage Loan are in the possession, or under the control of the Seller (except to the extent they have been disbursed for their intended purposes), and all amounts required to be deposited by the applicable Mortgagor under the related Mortgage Loan documents have been deposited, and there are no deficiencies with regard thereto (subject to any applicable notice and cure period). All of the Seller's interest in such escrows and deposits will be conveyed by the Seller to the Purchaser hereunder.

            (29) No two or more Mortgage Loans representing, in the aggregate, more than 5% of the aggregate outstanding principal amount of all the mortgage loans included in the Trust Fund have the same Mortgagor or, to the Seller's knowledge, are to Mortgagors which are entities controlled by one another or under common control.

            (30) Each Mortgagor with respect to a Mortgage Loan with a principal balance as of the Cut-off Date in excess of $15,000,000 included in the Trust Fund is an entity whose organizational documents or related Mortgage Loan documents provide that it is, and at least so long as the Mortgage Loan is outstanding will continue to be, a Single Purpose Entity. For this purpose, "Single Purpose Entity" shall mean a Person, other than an individual, whose organizational documents or related Mortgage Loan documents provide that it shall engage solely in the business of owning and operating the Mortgaged Property and which does not engage in any business unrelated to such property and the financing thereof, does not have any assets other than those related to its interest in the Mortgaged Property or the financing thereof or any indebtedness other than as permitted by the related Mortgage or the other Mortgage Loan documents, and the organizational documents of which require that it have its own separate books and records and its own accounts, in each case which are separate and apart from the books and records and accounts of any other Person.

            (31) The gross proceeds of each Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and either: (a) such Mortgage Loan is secured by an interest in real property having a fair market value (i) at the date the Mortgage Loan was originated at least equal to 80% of the original principal balance of the Mortgage Loan or (ii) at the Closing Date at least equal to 80% of the original principal balance of the Mortgage Loan on such date; provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (A) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (B) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in sub-clauses (a)(i) and (a)(ii) of this clause (31) shall be made on a pro rata basis in accordance with the fair market values of the Mortgaged Properties securing such cross-collateralized Mortgage Loan); or
(b) substantially all the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property which served as the only security for such Mortgage Loan (other than a recourse feature or other third party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(1)(ii)). If the Mortgage Loan was "significantly modified" prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code, it either (x) was modified as a result of the default or reasonably foreseeable default of such Mortgage Loan or (y) satisfies the provisions of either sub-clause (a)(i) above (substituting the date of the last such modification for the date the Mortgage Loan was originated) or sub-clause
(a)(ii), including the proviso thereto. The Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulations Section 1.860G-2(f)(2) that treats certain defective mortgage loans as qualified mortgages). Any prepayment premium and yield maintenance charges applicable to the Mortgage Loan constitute "customary prepayment penalties" within the meaning of Treasury Regulations
Section 1.860G-1(b)(2).

            (32) Each of the Mortgage Loans contains a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without the prior written consent of the holder of the Mortgage Loan, the property subject to the Mortgage, or any controlling interest therein, is directly or indirectly transferred or sold (except that it may provide for transfers by devise, descent or operation of law upon the death of a member, manager, general partner or shareholder of a Mortgagor and that it may provide for transfers subject to the Mortgage Loan holder's approval of transferee, transfers of worn out or obsolete furnishings, fixtures, or equipment promptly replaced with property of equivalent value and functionality, transfers of leases entered into in accordance with the Mortgage Loan documents, transfers to affiliates, transfers to family members for estate planning purposes, transfers among existing members, partners or shareholders in Mortgagors or transfers of passive interests so long as the key principals or general partner retains control). The Mortgage Loan documents contain a "due on encumbrance" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if the property subject to the Mortgage or any controlling interest in the Mortgagor is further pledged or encumbered, unless the prior written consent of the holder of the Mortgage Loan is obtained (except that it may provide for assignments subject to the Mortgage Loan holder's approval of transferee, transfers to affiliates or transfers of passive interests so long as the key principals or general partner retains control). The Mortgage or Mortgage Note requires the Mortgagor to pay all reasonable out-of-pocket fees and expenses associated with securing the consent or approval of the holder of the Mortgage for a waiver of a "due on sale" or "due on encumbrance" clause or a defeasance provision. As of the Closing Date, the Seller holds no preferred equity interest in any Mortgagor and the Seller holds no mezzanine debt related to such Mortgaged Property.

            (33) Except with respect to the AB Mortgage Loans, each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan.

            (34) Each Mortgage Loan containing provisions for defeasance of mortgage collateral provides that: defeasance may not occur any earlier than two years after the Closing Date; and requires or provides (i) the replacement collateral consist of U.S. "government securities," within the meaning of Treasury Regulations Section 1.860 G-2(a)(8)(i), in an amount sufficient to make all scheduled payments under the Mortgage Note when due (up to the maturity date for the related Mortgage Loan, the Anticipated Repayment Date for ARD Loans or the date on which the Mortgagor may prepay the related Mortgage Loan without payment of any prepayment penalty); (ii) the loan may be assumed by a Single Purpose Entity approved by the holder of the Mortgage Loan; (iii) counsel provide an opinion that the trustee has a perfected security interest in such collateral prior to any other claim or interest; and (iv) such other documents and certifications as the mortgagee may reasonably require which may include, without limitation, (A) a certification that the purpose of the defeasance is to facilitate the disposition of the mortgaged real property or any other customary commercial transaction and not to be part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages and (B) a certification from an independent certified public accountant that the collateral is sufficient to make all scheduled payments under the Mortgage Note when due. Each Mortgage Loan containing provisions for defeasance provides that, in addition to any cost associated with defeasance, the related Mortgagor shall pay, as of the date the mortgage collateral is defeased, all scheduled and accrued interest and principal due as well as an amount sufficient to defease in full the Mortgage Loan (except as contemplated in clause (35) hereof). In addition, if the related Mortgage Loan permits defeasance, then the Mortgage Loan documents provide that the related Mortgagor shall (x) pay all reasonable fees associated with the defeasance of the Mortgage Loan and all other reasonable expenses associated with the defeasance, or (y) provide all opinions required under the related Mortgage Loan documents, and in the case of any Mortgage Loan with an outstanding principal balance as of the Cut-off Date of $40,000,000 or greater, (a) a REMIC opinion and (b) rating agency letters confirming that no downgrade or qualification shall occur as a result of the defeasance.

            (35) In the event that a Mortgage Loan is secured by more than one Mortgaged Property, then, in connection with a release of less than all of such Mortgaged Properties, a Mortgaged Property may not be released as collateral for the related Mortgage Loan unless, in connection with such release, an amount equal to not less than 125% of the Allocated Loan Amount for such Mortgaged Property is prepaid or, in the case of a defeasance, an amount equal to not less than 125% of the Allocated Loan Amount is defeased through the deposit of replacement collateral (as contemplated in clause (34) hereof) sufficient to make all scheduled payments with respect to such defeased amount, or such release is otherwise in accordance with the terms of the Mortgage Loan documents.

            (36) Each Mortgaged Property is owned by the related Mortgagor, except for Mortgaged Properties which are secured in whole or in a part by a Ground Lease and for out-parcels, and is used and occupied for commercial or multifamily residential purposes in accordance with applicable law.

            (37) In the event of casualty or destruction of the Mortgaged Property, any non-conformity with applicable zoning laws as of the origination date will not prohibit the Mortgaged Property from being restored or repaired in all material respects, to the use or structure at the time of such casualty, except for restrictions on its use or rebuildability for which (i) law and ordinance insurance coverage has been obtained in amounts consistent with the standards utilized by the Seller or (ii) an ALTA lender's title insurance policy or the equivalent as adopted in the applicable jurisdiction, insuring against such non-conformity.

            (38) Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the related Mortgagor under the Mortgage Loan. The Mortgage Loan was not originated for the sole purpose of financing the construction of incomplete improvements on the related Mortgaged Property.

            (39) No court of competent jurisdiction will determine in a final decree that fraud with respect to the Mortgage Loans has taken place on the part of the Seller or, to the Seller's actual knowledge, on the part of any originator, in connection with the origination of such Mortgage Loan.

            (40) If the related Mortgage or other Mortgage Loan documents provide for a grace period for delinquent Monthly Payments, such grace period is no longer than ten (10) days from the applicable payment date.

            (41) The following statements are true with respect to the related Mortgaged Property: (a) the Mortgaged Property is located on or adjacent to a dedicated road or has access to an irrevocable easement permitting ingress and egress and (b) the Mortgaged Property is served by public or private utilities, water and sewer (or septic facilities) appropriate for the use in which the Mortgaged Property is currently being utilized.

            (42) None of the Mortgage Loan documents contain any provision that expressly excuses the related borrower from obtaining and maintaining insurance coverage for acts of terrorism or, in circumstances where terrorism insurance is not expressly required, the mortgagee is not prohibited from requesting that the related borrower maintain such insurance, in each case, to the extent such insurance coverage is generally available for like properties in such jurisdictions at commercially reasonable rates. Each Mortgaged Property is insured by a "standard extended coverage" casualty insurance policy that does not contain an express exclusion for (or, alternatively, is covered by a separate policy that insures against property damage resulting from) acts of terrorism.

            (43) An appraisal of the related Mortgaged Property was conducted in connection with the origination of such Mortgage Loan, and such appraisal satisfied the guidelines in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as in effect on the date such Mortgage Loan was originated.

            (44) Each Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by (a) a fire and extended perils insurance policy providing coverage against loss or damage sustained by reason of fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles and smoke, and, (b) to the extent required as of the date of origination by the originator of such Mortgage Loan consistent with its capital markets conduit lending practices, against other risks insured against by persons operating like properties in the locality of the Mortgaged Property, in each case in an amount not less than the lesser of the principal balance of the related Mortgage Loan and the replacement cost of the improvements located at the Mortgaged Property, and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property, and the policy contains no provisions for a deduction for depreciation.

            Defined Terms:

            The term "Allocated Loan Amount" shall mean, for each Mortgaged Property, the portion of principal of the related Mortgage Loan allocated to such Mortgaged Property for certain purposes (including determining the release prices of properties, if permitted) under such Mortgage Loan as set forth in the related loan documents. There can be no assurance, and it is unlikely, that the Allocated Loan Amounts represent the current values of individual Mortgaged Properties, the price at which an individual Mortgaged Property could be sold in the future to a willing buyer or the replacement cost of the Mortgaged Properties.

            The term "Anticipated Repayment Date" shall mean the date on which all or substantially all of any Excess Cash Flow is required to be applied toward prepayment of the related Mortgage Loan and on which any such Mortgage Loan begins accruing Excess Interest.

            The term "ARD Loan" shall have the meaning assigned thereto in the Pooling and Servicing Agreement.

            The term "Environmental Site Assessment" shall mean a Phase I environmental report meeting the requirements of the American Society for Testing and Materials, and, if in accordance with customary industry standards a reasonable lender would require it, a Phase II environmental report, each prepared by a licensed third party professional experienced in environmental matters.

            The term "Excess Cash Flow" shall mean the cash flow from the Mortgaged Property securing an ARD Loan after payments of interest (at the Mortgage Interest Rate) and principal (based on the amortization schedule), and
(a) required payments for the tax and insurance fund and ground lease escrows fund, (b) required payments for the monthly debt service escrows, if any, (c) payments to any other required escrow funds and (d) payment of operating expenses pursuant to the terms of an annual budget approved by the applicable Master Servicer and discretionary (lender approved) capital expenditures.

            The term "Excess Interest" shall mean any accrued and deferred interest on an ARD Loan in accordance with the following terms. Commencing on the respective Anticipated Repayment Date each ARD Loan (pursuant to its existing terms or a unilateral option, as defined in Treasury Regulations under
Section 1001 of the Code, in the Mortgage Loans exercisable during the term of the Mortgage Loan) generally will bear interest at a fixed rate (the "Revised Rate") per annum equal to the Mortgage Interest Rate plus a percentage specified in the related Mortgage Loan documents. Until the principal balance of each such Mortgage Loan has been reduced to zero (pursuant to its existing terms or a unilateral option, as defined in Treasury Regulations under Section 1001 of the Code, in the Mortgage Loans exercisable during the term of the Mortgage Loan), such Mortgage Loan will only be required to pay interest at the Mortgage Interest Rate and the interest accrued at the excess of the related Revised Rate over the related Mortgage Interest Rate will be deferred (such accrued and deferred interest and interest thereon, if any, is "Excess Interest").

            The term "in reliance on" shall mean that:

            (a) the Seller has examined and relied in whole or in part upon one or more of the specified documents or other information in connection with a given representation or warranty;

            (b) that the information contained in such document or otherwise obtained by the Seller appears on its face to be consistent in all material respects with the substance of such representation or warranty;

            (c) the Seller's reliance on such document or other information is consistent with the standard of care exercised by prudent lending institutions originating commercial mortgage loans; and

            (d) although the Seller is under no obligation to verify independently the information contained in any document specified as being relied upon by it, the Seller believes the information contained therein to be true, accurate and complete in all material respects and has no actual knowledge of any facts or circumstances which would render reliance thereon unjustified without further inquiry.

            The term "Mortgage Interest Rate" shall mean the fixed rate of interest per annum that each Mortgage Loan bears as of the Cut-off Date.

            The term "Permitted Encumbrances" shall mean:

            (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties;

            (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record acceptable to mortgage lending institutions generally and referred to in the related mortgagee's title insurance policy;

            (c) other matters to which like properties are commonly subject, and

            (d) the rights of tenants, as tenants only, whether under ground leases or space leases at the Mortgaged Property.

            which together do not materially and adversely affect the related Mortgagor's ability to timely make payments on the related Mortgage Loan, which do not materially interfere with the benefits of the security intended to be provided by the related Mortgage or the use, for the use currently being made, the operation as currently being operated, enjoyment, value or marketability of such Mortgaged Property, provided, however, that, for the avoidance of doubt, Permitted Encumbrances shall exclude all pari passu, second, junior and subordinated mortgages but shall not exclude mortgages that secure other Mortgage Loans or Companion Loans that are cross-collateralized with the related Mortgage Loan.

            Other. For purposes of these representations and warranties, the term "to the Seller's knowledge" shall mean that no officer, employee or agent of the Seller responsible for the underwriting, origination or sale of the Mortgage Loans or of any servicer responsible for servicing the Mortgage Loan on behalf of the Seller, believes that a given representation or warranty is not true or is inaccurate based upon the Seller's reasonable inquiry and during the course of such inquiry, no such officer, employee or agent of the Seller has obtained any actual knowledge of any facts or circumstances that would cause such person to believe that such representation or warranty was inaccurate. Furthermore, all information contained in documents which are part of or required to be part of a Mortgage File shall be deemed to be within the Seller's knowledge. For purposes of these representations and warranties, the term "to the Seller's actual knowledge" shall mean that an officer, employee or agent of the Seller responsible for the underwriting, origination and sale of the Mortgage Loans does not actually know of any facts or circumstances that would cause such person to believe that such representation or warranty was inaccurate.

                            Exhibit A - Ground Leases

--------------------------------------------------------------------------------
Loan No. 124                   Petco                   Leasehold
--------------------------------------------------------------------------------

                                    EXHIBIT C

                               JPMCC 2007 - LDP12

                          Exceptions to Representations


Representation #(4)


----------------- ------------------------------- --------------------------------------------------
  Loan Number               Loan Name                         Description of Exception
----------------- ------------------------------- --------------------------------------------------
       6          Carespring Portfolio            The Mortgaged Property secures the Mortgage Loan
                                                  (consisting of a Fixed Rate A-2 Note and a Fixed
                                                  Rate A-3 Note) and a Fixed Rate A-1 Note (which
                                                  is pari passu with the Mortgage Loan and is not
                                                  included in the trust fund)
----------------- ------------------------------- --------------------------------------------------
       5          Ten Penn Center                 The Mortgaged Property secures the Mortgage Loan
                                                  (consisting of a Fixed Rate A Note and Fixed
                                                  Rate C Note) and a Floating Rate B Note (which
                                                  not included in the trust fund)
----------------- ------------------------------- --------------------------------------------------
       2          Sawgrass Mills Mall             The Mortgaged Property secures (A) the Mortgage
                                                  Loan consisting of a Fixed Rate A-1 (Phase I)
                                                  Note, Fixed Rate A-1 (Phase II) Note and Fixed
                                                  Rate A-1 (Phase III) Note] and (B) a Fixed Rate
                                                  A-2 (Phase I) Note, Fixed Rate A-2 (Phase II)
                                                  Note, Fixed Rate A-2 (Phase III) Note, Fixed
                                                  Rate A-3 (Phase I) Note, Fixed Rate A-3 (Phase
                                                  II) Note, Fixed Rate A-3 (Phase III) Note, Fixed
                                                  Rate A-4 (Phase I) Note, Fixed Rate A-4 (Phase
                                                  II) Note, Fixed Rate A-4 (Phase III) Note, Fixed
                                                  Rate A-5 (Phase I) Note, Fixed Rate A-5 (Phase
                                                  II) Note and Fixed Rate A-5 (Phase III) Note
                                                  (each of which is pari passu with the Mortgage
                                                  Loan and is not included in the trust fund) and
                                                  (C) a Fixed Rate B-1 (Phase I) Note, Fixed Rate
                                                  B-1 (Phase II) Note, Fixed Rate B-1 (Phase III)
                                                  Note, Fixed Rate B-2 (Phase I) Note, Fixed Rate
                                                  B-2 (Phase II) Note, Fixed Rate B-2 (Phase III)
                                                  Note, Fixed Rate B-3 (Phase I) Note, Fixed Rate
                                                  B-3 (Phase II) Note and Fixed Rate B-3 (Phase
                                                  III) Note (each of which is not included in the
                                                  trust fund).
----------------- ------------------------------- --------------------------------------------------
       32         Cassford Corporate Park         The Mortgaged Property secures the Mortgage Loan
                                                  and a B-Note held by CBA Mezzanine Capital
                                                  Finance, LLC.
----------------- ------------------------------- --------------------------------------------------


Representation #(5)


----------------- ------------------------------- --------------------------------------------------
  Loan Number               Loan Name                         Description of Exception
----------------- ------------------------------- --------------------------------------------------
      131         Kmart - Paintsville             The Mortgagor is comprised of individuals and
                                                  not an entity.
----------------- ------------------------------- --------------------------------------------------


Representation #(6)


----------------- ------------------------------- --------------------------------------------------
  Loan Number               Loan Name                         Description of Exception
----------------- ------------------------------- --------------------------------------------------
       42         1450 Infinite Drive             The Mortgage Loan is structured to comply with
                                                  Shar'ia law.  As part of that structure, the
                                                  Mortgagor has master leased the Mortgaged
                                                  Property to an entity controlled by Islamic
                                                  investors.  The master lessee subleases the
                                                  property to the ultimate tenants of the
                                                  Mortgaged Property.  The master lease is
                                                  subordinate to the Mortgage Loan.
----------------- ------------------------------- --------------------------------------------------
       6          Carespring Portfolio            The Mortgaged Property secures the Mortgage Loan
                                                  (consisting of a Fixed Rate A-2 Note and a Fixed
                                                  Rate A-3 Note) and a Fixed Rate A-1 Note (which
                                                  is pari passu with the Mortgage Loan and is not
                                                  included in the trust fund).
----------------- ------------------------------- --------------------------------------------------
       2          Sawgrass Mills Mall             The Mortgaged Property secures (A) the Mortgage
                                                  Loan consisting of a Fixed Rate A-1 (Phase I)
                                                  Note, Fixed Rate A-1 (Phase II) Note and Fixed
                                                  Rate A-1 (Phase III) Note] and (B) a Fixed Rate
                                                  A-2 (Phase I) Note, Fixed Rate A-2 (Phase II)
                                                  Note, Fixed Rate A-2 (Phase III) Note, Fixed
                                                  Rate A-3 (Phase I) Note, Fixed Rate A-3 (Phase
                                                  II) Note, Fixed Rate A-3 (Phase III) Note, Fixed
                                                  Rate A-4 (Phase I) Note, Fixed Rate A-4 (Phase
                                                  II) Note, Fixed Rate A-4 (Phase III) Note, Fixed
                                                  Rate A-5 (Phase I) Note, Fixed Rate A-5 (Phase
                                                  II) Note and Fixed Rate A-5 (Phase III) Note
                                                  (each of which is pari passu with the Mortgage
                                                  Loan and is not included in the trust fund) and
                                                  (C) a Fixed Rate B-1 (Phase I) Note, Fixed Rate
                                                  B-1 (Phase II) Note, Fixed Rate B-1 (Phase III)
                                                  Note, Fixed Rate B-2 (Phase I) Note, Fixed Rate
                                                  B-2 (Phase II) Note, Fixed Rate B-2 (Phase III)
                                                  Note, Fixed Rate B-3 (Phase I) Note, Fixed Rate
                                                  B-3 (Phase II) Note and Fixed Rate B-3 (Phase
                                                  III) Note (each of which is not included in the
                                                  trust fund).
----------------- ------------------------------- --------------------------------------------------
       4          Hard Rock Hotel - Chicago       The Mortgage Loan is structured with a master
                                                  lease to take advantage of historic tax
                                                  credits.  As part of that structure, the
                                                  Mortgagor has master leased the Mortgaged
                                                  Property to an affiliate entity.  The master
                                                  lessee subleases the property to the ultimate
                                                  tenant of the Mortgaged Property.  The master
                                                  lease is subordinate to the Mortgage Loan.
----------------- ------------------------------- --------------------------------------------------


Representation #(10(a))


----------------- ------------------------------- --------------------------------------------------
  Loan Number               Loan Name                         Description of Exception
----------------- ------------------------------- --------------------------------------------------
       70         The Villages                    There is no individual or entity other than the
                                                  Mortgagor who is liable for the environmental
                                                  non-recourse carveouts.

                                                  The environmental indemnity contains a 0 year
                                                  sunset provision.
----------------- ------------------------------- --------------------------------------------------
       74         The Veranda Apartments          There is no individual or entity other than the
                                                  Mortgagor who is liable for the environmental
                                                  non-recourse carveouts.

                                                  The environmental indemnity contains a 0 year
                                                  sunset provision.
----------------- ------------------------------- --------------------------------------------------
      113         Applewood Village               There is no individual or entity other than the
                                                  Mortgagor who is liable for the environmental
                                                  non-recourse carveouts.

                                                  The environmental indemnity contains a 0 year
                                                  sunset provision.
----------------- ------------------------------- --------------------------------------------------
       52         Woodwind Village                There is no individual or entity other than the
                                                  Mortgagor who is liable for the environmental
                                                  non-recourse carveouts.

                                                  The environmental indemnity contains a 0 year
                                                  sunset provision.
----------------- ------------------------------- --------------------------------------------------
      107         St. Gregory's Beach Apartments  There is no individual or entity other than the
                                                  Mortgagor who is liable for the environmental
                                                  non-recourse carveouts.

                                                  The environmental indemnity contains a 0 year
                                                  sunset provision.
----------------- ------------------------------- --------------------------------------------------
       82         Windsong Village                There is no individual or entity other than the
                                                  Mortgagor who is liable for the environmental
                                                  non-recourse carveouts.

                                                  The environmental indemnity contains a 0 year
                                                  sunset provision.
----------------- ------------------------------- --------------------------------------------------
       42         1450 Infinite Drive             There is no individual or entity other than the
                                                  Mortgagor who is liable for the non-recourse
                                                  carveouts.
----------------- ------------------------------- --------------------------------------------------
       35         1140 19th Street Northwest      There is no individual or entity other than the
                                                  Mortgagor who is liable for the non-recourse
                                                  carveouts.
----------------- ------------------------------- --------------------------------------------------
       48         1146 19th Street Northwest      There is no individual or entity other than the
                                                  Mortgagor who is liable for the non-recourse
                                                  carveouts.
----------------- ------------------------------- --------------------------------------------------
       58         Maricopa Marketplace            There is no individual or entity other than the
                                                  Mortgagor who is liable for the non-recourse
                                                  carveouts.
----------------- ------------------------------- --------------------------------------------------
       5          Ten Penn Center                 There is no individual or entity other than the
                                                  Mortgagor who is liable for the non-recourse
                                                  carveouts.
----------------- ------------------------------- --------------------------------------------------
       2          Sawgrass Mills Mall             There is no individual or entity other than the
                                                  Mortgagor who is liable for the non-recourse
                                                  carveouts.

                                                  The non-recourse carveout does not cover "actual
                                                  waste".
----------------- ------------------------------- --------------------------------------------------
       9          Summit Mall                     There is no individual or entity other than the
                                                  Mortgagor who is liable for the non-recourse
                                                  carveouts.

                                                  The non-recourse carveout does not cover "actual
                                                  waste".
----------------- ------------------------------- --------------------------------------------------
       16         Valle Vista Mall                There is no individual or entity other than the
                                                  Mortgagor who is liable for the non-recourse
                                                  carveouts.

                                                  The non-recourse carveout does not cover "actual
                                                  waste".
----------------- ------------------------------- --------------------------------------------------
       14         Liberty Plaza                   There is no individual or entity other than the
                                                  Mortgagor who is liable for the non-recourse
                                                  carveouts.

                                                  The non-recourse carveout does not cover "actual
                                                  waste".
----------------- ------------------------------- --------------------------------------------------
       20         1665 Oak Tree Road              There is no individual or entity other than the
                                                  Mortgagor who is liable for the non-recourse
                                                  carveouts except for any breach of the
                                                  environmental covenants contained in the related
                                                  Mortgage Loan documents.
----------------- ------------------------------- --------------------------------------------------
      131         Kmart - Paintsville             There is no individual or entity other than the
                                                  Mortgagor who is liable for the non-recourse
                                                  carveouts.
----------------- ------------------------------- --------------------------------------------------
       4          Hard Rock Hotel - Chicago       The environmental indemnity contains a 3 year
                                                  sunset provision.
----------------- ------------------------------- --------------------------------------------------
       43         Balcones Woods Shopping Center  There is no individual or entity other than the
                                                  Mortgagor who is liable for the non-recourse
                                                  carveouts.
----------------- ------------------------------- --------------------------------------------------


Representation #(10(d))


----------------- ------------------------------- --------------------------------------------------
  Loan Number               Loan Name                         Description of Exception
----------------- ------------------------------- --------------------------------------------------
       5          Ten Penn Center                 The terms of the respective Mortgage Loan
                                                  documents were modified after the Cut-off Date
                                                  to include an intercreditor agreement among the
                                                  noteholders that governs the rights and priority
                                                  of the noteholders.
----------------- ------------------------------- --------------------------------------------------
       2          Sawgrass Mills Mall             The terms of the respective Mortgage Loan
                                                  documents were modified after the Cut-off Date
                                                  to include an intercreditor agreement among the
                                                  noteholders that governs the rights and priority
                                                  of the noteholders.
----------------- ------------------------------- --------------------------------------------------


Representation #(12)


----------------- ------------------------------- --------------------------------------------------
  Loan Number               Loan Name                         Description of Exception
----------------- ------------------------------- --------------------------------------------------
       32         Cassford Corporate Park         The Mortgaged Property consists of multiple
                                                  buildings, some of which may be released
                                                  separately from the lien of the Mortgage upon
                                                  defeasance.  The release of the first building
                                                  or set of buildings requires partial defeasance
                                                  of an amount equal to 110% of the allocated loan
                                                  amount and any subsequent releases require
                                                  defeasance of an amount equal to 115% of the
                                                  allocated loan amount.  Mortgagor may not
                                                  release a parcel or parcels that represent, in
                                                  the aggregate, more than 30% of the total
                                                  allocated loan amount as of the origination date.
----------------- ------------------------------- --------------------------------------------------
       28         Hock Plaza II                   Each of the individual parcels comprising the
                                                  Mortgaged Property may be released from the lien
                                                  of the Mortgage upon defeasance of an amount
                                                  equal to 115% of the allocated loan amount.
----------------- ------------------------------- --------------------------------------------------
       6          Carespring Portfolio            Each Carespring Portfolio property may be
                                                  released from the lien of the Mortgage upon
                                                  defeasance of an amount equal to 125% of the
                                                  allocated loan amount; provided however, in the
                                                  event a casualty affects the defeased property,
                                                  the affected property may be released from the
                                                  lien of the Mortgage upon defeasance of an
                                                  amount equal to 110% of the allocated loan
                                                  amount.
----------------- ------------------------------- --------------------------------------------------
       9          Summit Mall                     Subject to the satisfaction of certain
                                                  conditions, the Mortgagor may obtain a release
                                                  from the lien of the Mortgage for the air space
                                                  above the Mortgaged Property.
----------------- ------------------------------- --------------------------------------------------
       16         Valle Vista Mall                Subject to the satisfaction of certain
                                                  conditions, the Mortgagor may obtain a release
                                                  from the lien of the Mortgage for the air space
                                                  above the Mortgaged Property.
----------------- ------------------------------- --------------------------------------------------


Representation #(16)


----------------- ------------------------------- --------------------------------------------------
  Loan Number               Loan Name                         Description of Exception
----------------- ------------------------------- --------------------------------------------------
74; 68; 69; 82;   The Veranda Apartments;         The respective Mortgaged Properties are legally
       32         Wingate - Allentown, PA; Best   nonconforming due to deficient parking.
                  Western Grand Victorian;
                  Windsong Village; Cassford
                  Corporate Park
----------------- ------------------------------- --------------------------------------------------
       95         LA Fitness - Euless Texas       The final plat has not been recorded.  However,
                                                  the guaranty is full recourse until such time as
                                                  the plat is recorded.
----------------- ------------------------------- --------------------------------------------------


Representation #(17)


----------------- ------------------------------- --------------------------------------------------
  Loan Number               Loan Name                         Description of Exception
----------------- ------------------------------- --------------------------------------------------
      124         Petco                           As of the date of origination, the Mortgaged
                                                  Property was part of a larger tax parcel.  Taxes
                                                  for the entire tax parcel will be escrowed until
                                                  a separate tax identification number is obtained.
----------------- ------------------------------- --------------------------------------------------


Representation #(19(a))


----------------- ------------------------------- --------------------------------------------------
  Loan Number               Loan Name                         Description of Exception
----------------- ------------------------------- --------------------------------------------------
       42         1450 Infinite Drive             The mortgagee waived escrows for immediate
                                                  repairs in the amount of $10,600 recommended by
                                                  the property condition report.
----------------- ------------------------------- --------------------------------------------------
       50         Home Depot - Homestead          Home Depot, the sole tenant at the Mortgaged
                                                  Property, has not completed the construction of
                                                  its retail store.  Therefore, a property
                                                  condition report was not obtained.
----------------- ------------------------------- --------------------------------------------------
       2          Sawgrass Mills Mall             The mortgagee waived escrows for immediate
                                                  repairs in the amount of $5,000 recommended by
                                                  the property condition report.
----------------- ------------------------------- --------------------------------------------------
       16         Valle Vista Mall                The mortgagee waived escrows for immediate
                                                  repairs in the amount of $235,000 recommended by
                                                  the property condition report.
----------------- ------------------------------- --------------------------------------------------
       86         Holiday Inn San Antonio         The mortgagee waived escrows for immediate
                                                  repairs in the amount of $19,300 recommended by
                                                  the property condition report.
----------------- ------------------------------- --------------------------------------------------
      106         Comfort Inn - Cross Lanes WV    The mortgagee waived escrows for immediate
                                                  repairs in the amount of $73,549 recommended by
                                                  the property condition report.
----------------- ------------------------------- --------------------------------------------------


Representation #(20(g))


----------------- ------------------------------- --------------------------------------------------
  Loan Number               Loan Name                         Description of Exception
----------------- ------------------------------- --------------------------------------------------
       14         Liberty Plaza                   The ground lease, which expires in 2035, does
                                                  not extend at least 20 years beyond the maturity
                                                  date of the Mortgage Loan.
----------------- ------------------------------- --------------------------------------------------


Representation #(21(b))


----------------- ------------------------------- --------------------------------------------------
  Loan Number               Loan Name                         Description of Exception
----------------- ------------------------------- --------------------------------------------------
       9          Summit Mall                     The Environmental Site Assessment recommended
                                                  the implementation of a lead based paint
                                                  operations and maintenance plan ("O&M Plan"),
                                                  but it was not executed prior to closing.
----------------- ------------------------------- --------------------------------------------------
       85         Eisen Hollywood                 The Environmental Site Assessment recommended
                                                  the implementation of a lead based paint
                                                  operations and maintenance plan ("O&M Plan"),
                                                  but it was not executed prior to closing.
----------------- ------------------------------- --------------------------------------------------


Representation #(21(d))


----------------- ------------------------------- --------------------------------------------------
  Loan Number               Loan Name                         Description of Exception
----------------- ------------------------------- --------------------------------------------------
       70         The Villages                    The environmental indemnity contains a 0 year
                                                  sunset provision.
----------------- ------------------------------- --------------------------------------------------
       74         The Veranda Apartments          The environmental indemnity contains a 0 year
                                                  sunset provision.
----------------- ------------------------------- --------------------------------------------------
      113         Applewood Village               The environmental indemnity contains a 0 year
                                                  sunset provision.
----------------- ------------------------------- --------------------------------------------------
       52         Woodwind Village                The environmental indemnity contains a 0 year
                                                  sunset provision.
----------------- ------------------------------- --------------------------------------------------
      107         St. Gregory's Beach Apartments  The environmental indemnity contains a 0 year sunset provision.
----------------- ------------------------------- --------------------------------------------------
       82         Windsong Village                The environmental indemnity contains a 0 year
                                                  sunset provision.
----------------- ------------------------------- --------------------------------------------------
       4          Hard Rock Hotel - Chicago       The environmental indemnity contains a 3 year
                                                  sunset provision.
----------------- ------------------------------- --------------------------------------------------


Representation #(22)


----------------- ------------------------------- --------------------------------------------------
  Loan Number               Loan Name                         Description of Exception
----------------- ------------------------------- --------------------------------------------------
       39         Cobblestone Apartments          Mortgagor may maintain comprehensive commercial
                                                  general liability insurance with a deductible
                                                  that does not exceed $25,000.
----------------- ------------------------------- --------------------------------------------------
       95         LA Fitness - Euless Texas       Mortgagor may maintain comprehensive commercial
                                                  general liability insurance with a deductible
                                                  that does not exceed $50,000.
----------------- ------------------------------- --------------------------------------------------
      128         One Burlington Place            Mortgagor may maintain comprehensive commercial
                                                  general liability insurance with a deductible
                                                  that does not exceed $5,000.
----------------- ------------------------------- --------------------------------------------------
      119         All Storage Self Storage        Mortgagor may maintain all-risk insurance with a
                  Facility                        deductible that does not exceed $50,000, so long
                                                  as it is consistent with the custom and practice
                                                  in the retail industry in the Dallas-Fort Worth
                                                  Metroplex.  However, the guarantor is
                                                  responsible for deductibles in excess of $10,000.
----------------- ------------------------------- --------------------------------------------------
      120         Kenmore Apartments              Mortgagor may maintain comprehensive commercial
                                                  general liability insurance with a deductible
                                                  that does not exceed $10,000.  Mortgagor has
                                                  agreed to lower the deductible to $0 at the time
                                                  of renewal, but in no event later than August 1,
                                                  2007.
----------------- ------------------------------- --------------------------------------------------
       5          Ten Penn Center                 Mortgagor may maintain comprehensive commercial
                                                  general liability insurance with a deductible
                                                  that does not exceed $25,000 and earthquake and
                                                  flood insurance with a deductible that does not
                                                  exceed $50,000.
----------------- ------------------------------- --------------------------------------------------
       50         Home Depot - Homestead          Home Depot, the sole tenant at the Mortgaged
                                                  Property, is permitted to, and does, self insure.
----------------- ------------------------------- --------------------------------------------------
       6          Carespring Portfolio            Mortgagor may maintain comprehensive commercial
                                                  general liability insurance with a deductible
                                                  that does not exceed $50,000.
----------------- ------------------------------- --------------------------------------------------
       70         The Villages                    So long as the Mortgagor maintains a cash escrow
                                                  account and subject to the satisfaction of
                                                  certain other conditions, Mortgagor may maintain
                                                  all-risk insurance with a deductible that does
                                                  not exceed $100,000 per claim and $200,000 in
                                                  the aggregate per annum and comprehensive
                                                  commercial general liability insurance with a
                                                  deductible that does not exceed $10,000.
----------------- ------------------------------- --------------------------------------------------
       74         The Veranda Apartments          So long as the Mortgagor maintains a cash escrow
                                                  account and subject to the satisfaction of
                                                  certain other conditions, Mortgagor may maintain
                                                  all-risk insurance with a deductible that does
                                                  not exceed $100,000 per claim and $200,000 in
                                                  the aggregate per annum and comprehensive
                                                  commercial general liability insurance with a
                                                  deductible that does not exceed $10,000.

                                                  The all-risk coverage is an amount that is less
                                                  than the lesser of: (i) the full replacement
                                                  cost (as established by the insurable value of
                                                  the Mortgaged Property set forth in the
                                                  appraisal) and (ii) the outstanding principal
                                                  balance of the related Mortgage Loan.  However,
                                                  the Mortgaged Property is comprised of 17
                                                  individual low rise buildings and the all-risk
                                                  policy covers in excess of 100% of the insurable
                                                  value of each building (taken individually) on
                                                  the Mortgaged Property under a blanket policy.
                                                  The blanket limit is sufficient to cover several
                                                  (but not all) buildings if completely destroyed
                                                  from a single event.  Each building is
                                                  physically separated from other buildings on the
                                                  Mortgaged Property.

                                                  Due to the location of the Mortgaged Property,
                                                  windstorm insurance is covered under the Texas
                                                  windstorm pool ("Program").  Pursuant to the
                                                  Program, the deductible is $1,000 per building
                                                  and if the Mortgagor obtains insurance outside
                                                  of the Program, the deductible is capped at
                                                  $25,000.
----------------- ------------------------------- --------------------------------------------------
      113         Applewood Village               So long as the Mortgagor maintains a cash escrow
                                                  account and subject to the satisfaction of
                                                  certain other conditions, Mortgagor may maintain
                                                  all-risk insurance with a deductible that does
                                                  not exceed $100,000 per claim and $200,000 in
                                                  the aggregate per annum and comprehensive
                                                  commercial general liability insurance with a
                                                  deductible that does not exceed $10,000.

                                                  The Mortgage Loan documents provide for a
                                                  windstorm deductible of 2% of the insured value
                                                  of the Mortgaged Property.
----------------- ------------------------------- --------------------------------------------------
       52         Woodwind Village                So long as the Mortgagor maintains a cash escrow
                                                  account and subject to the satisfaction of
                                                  certain other conditions, Mortgagor may maintain
                                                  all-risk insurance with a deductible that does
                                                  not exceed $100,000 per claim and $200,000 in
                                                  the aggregate per annum and comprehensive
                                                  commercial general liability insurance with a
                                                  deductible that does not exceed $10,000.

                                                  The Mortgage Loan documents provide for a
                                                  windstorm deductible of 2% of the insured value
                                                  of the Mortgaged Property.

                                                  The all-risk coverage is an amount that is less
                                                  than the lesser of: (i) the full replacement
                                                  cost (as established by the insurable value of
                                                  the Mortgaged Property set forth in the
                                                  appraisal) and (ii) the outstanding principal
                                                  balance of the related Mortgage Loan.  However,
                                                  the Mortgaged Property is comprised of 50
                                                  individual low rise buildings and the all-risk
                                                  policy covers in excess of 100% of the insurable
                                                  value of each building (taken individually) on
                                                  the Mortgaged Property under a blanket policy.
                                                  The blanket limit is sufficient to cover several
                                                  (but not all) buildings if completely destroyed
                                                  from a single event.  Each building is
                                                  physically separated from other buildings on the
                                                  Mortgaged Property.
----------------- ------------------------------- --------------------------------------------------
      107         St. Gregory's Beach Apartments  So long as the Mortgagor maintains a cash escrow account and subject to the satisfaction of
                                                  certain other conditions, Mortgagor may maintain
                                                  all-risk insurance with a deductible that does
                                                  not exceed $100,000 per claim and $200,000 in
                                                  the aggregate per annum and comprehensive
                                                  commercial general liability insurance with a
                                                  deductible that does not exceed $10,000.

                                                  The Mortgage Loan documents provide for a
                                                  windstorm deductible of 2% of the insured value
                                                  of the Mortgaged Property.
----------------- ------------------------------- --------------------------------------------------
       82         Windsong Village                The Mortgagor maintains a cash escrow account
                                                  and subject to the satisfaction of certain other
                                                  conditions, Mortgagor may maintain all-risk
                                                  insurance with a deductible that does not exceed
                                                  $100,000 per claim and $200,000 in the aggregate
                                                  per annum and comprehensive commercial general
                                                  liability insurance with a deductible that does
                                                  not exceed $10,000.

                                                  The Mortgage Loan documents provide for a
                                                  windstorm deductible of 2% of the insured value
                                                  of the Mortgaged Property.

                                                  The all-risk coverage is an amount that is less
                                                  than the lesser of: (i) the full replacement
                                                  cost (as established by the insurable value of
                                                  the Mortgaged Property set forth in the
                                                  appraisal) and (ii) the outstanding principal
                                                  balance of the related Mortgage Loan.  However,
                                                  the Mortgaged Property is comprised of 42
                                                  individual low rise buildings and the all-risk
                                                  policy covers in excess of 100% of the insurable
                                                  value of each building (taken individually) on
                                                  the Mortgaged Property under a blanket policy.
                                                  The blanket limit is sufficient to cover several
                                                  (but not all) buildings if completely destroyed
                                                  from a single event.  Each building is
                                                  physically separated from other buildings on the
                                                  Mortgaged Property.
----------------- ------------------------------- --------------------------------------------------
       2          Sawgrass Mills Mall             Mortgagor may maintain all-risk insurance with a
                                                  deductible that does not exceed $250,000.

                                                  The Mortgage Loan documents provide for a
                                                  windstorm deductible of 5% of the insured value
                                                  of the Mortgaged Property.

                                                  The Mortgagor is required to carry insurance
                                                  policies from carriers having a claims paying
                                                  ability rating of (i) if there is only one
                                                  insurance company issuing the Policies, "A" or
                                                  better (and the equivalent thereof) by at least
                                                  two (2) of the Rating Agencies rating the
                                                  Certificates, or if only one Rating Agency is
                                                  rating the Certificates, then only by such
                                                  Rating Agency, or (ii) if there are more than
                                                  one, but less than five, insurance companies
                                                  collectively issuing the policies, seventy five
                                                  percent (75%) or more of the insured amount
                                                  shall have a claims paying ability rating of "A"
                                                  or better (and the equivalent thereof) by at
                                                  least two (2) of the Rating Agencies rating the
                                                  Certificates, or if only one Rating Agency is
                                                  rating the Certificates, then only by such
                                                  Rating Agency, and the remaining twenty five
                                                  percent (25%) (or lesser remaining amount) of
                                                  which shall have a claims paying ability rating
                                                  of "BBB" or better (and the equivalent thereof)
                                                  by at least two (2) of the Rating Agencies
                                                  rating the Certificates, or if only one Rating
                                                  Agency is rating the Certificates, then only by
                                                  such Rating Agency, or (iii) if there are five
                                                  or more insurance companies collectively issuing
                                                  the policies, sixty percent (60%) or more of the
                                                  insured amount shall have a claims paying
                                                  ability rating of "A" or better (and the
                                                  equivalent thereof) by at least two (2) of the
                                                  Rating Agencies rating the Certificates, or if
                                                  only one Rating Agency is rating the
                                                  Certificates, then only by such Rating Agency,
                                                  and the remaining forty percent (40%) (or lesser
                                                  remaining amount) of which shall have a claims
                                                  paying ability rating of "BBB" or better (and
                                                  the equivalent thereof) by at least two (2) of
                                                  the Rating Agencies rating the Certificates, or
                                                  if only one Rating Agency is rating the
                                                  Certificates, then only by such Rating Agency.
----------------- ------------------------------- --------------------------------------------------
       9          Summit Mall                     Mortgagor may maintain all-risk insurance with a
                                                  deductible that does not exceed $250,000.

                                                  The Mortgage Loan documents provide for a
                                                  windstorm deductible of 5% of the insured value
                                                  of the Mortgaged Property.

                                                  The Mortgagor is required to carry insurance
                                                  policies from carriers having a claims paying
                                                  ability rating of "AA" or better by at least two
                                                  (2) Rating Agencies; provided however, in the
                                                  event the policies are obtained from a syndicate
                                                  of five (5) or more insurance companies, not
                                                  less than sixty percent (60%) of such insurers
                                                  may have a claims paying ability rating of "A"
                                                  by the Rating Agencies if (i) the primary layer
                                                  of coverage is obtained from insurers having
                                                  claims paying ability rating of "A" or better by
                                                  the Rating Agencies and (ii) the balance of the
                                                  companies providing such insurance have a claims
                                                  paying ability rating of "BBB" or better by the
                                                  Rating Agencies.
----------------- ------------------------------- --------------------------------------------------
       16         Valle Vista Mall                Mortgagor may maintain all-risk insurance with a
                                                  deductible that does not exceed $250,000.

                                                  The Mortgage Loan documents provide for a
                                                  windstorm deductible of 5% of the insured value
                                                  of the Mortgaged Property.

                                                  The Mortgagor is required to carry insurance
                                                  policies from carriers having a claims paying
                                                  ability rating of "AA" or better by at least two
                                                  (2) Rating Agencies; provided however, in the
                                                  event the policies are obtained from a syndicate
                                                  of five (5) or more insurance companies, not
                                                  less than sixty percent (60%) of such insurers
                                                  may have a claims paying ability rating of "A"
                                                  by the Rating Agencies if (i) the primary layer
                                                  of coverage is obtained from insurers having
                                                  claims paying ability rating of "A" or better by
                                                  the Rating Agencies and (ii) the balance of the
                                                  companies providing such insurance have a claims
                                                  paying ability rating of "BBB" or better by the
                                                  Rating Agencies.
----------------- ------------------------------- --------------------------------------------------
       14         Liberty Plaza                   Mortgagor may maintain all-risk insurance with a
                                                  deductible that does not exceed $250,000.

                                                  The Mortgage Loan documents provide for a
                                                  windstorm deductible of 5% of the insured value
                                                  of the Mortgaged Property.

                                                  The Mortgagor is required to carry insurance
                                                  policies from carriers having a claims paying
                                                  ability rating of (i) if there is only one
                                                  insurance company issuing the Policies, "A" or
                                                  better (and the equivalent thereof) by at least
                                                  two (2) of the Rating Agencies rating the
                                                  Certificates, or if only one Rating Agency is
                                                  rating the Certificates, then only by such
                                                  Rating Agency, or (ii) if there are more than
                                                  one, but less than five, insurance companies
                                                  collectively issuing the policies, seventy five
                                                  percent (75%) or more of the insured amount
                                                  shall have a claims paying ability rating of "A"
                                                  or better (and the equivalent thereof) by at
                                                  least two (2) of the Rating Agencies rating the
                                                  Certificates, or if only one Rating Agency is
                                                  rating the Certificates, then only by such
                                                  Rating Agency, and the remaining twenty five
                                                  percent (25%) (or lesser remaining amount) of
                                                  which shall have a claims paying ability rating
                                                  of "BBB" or better (and the equivalent thereof)
                                                  by at least two (2) of the Rating Agencies
                                                  rating the Certificates, or if only one Rating
                                                  Agency is rating the Certificates, then only by
                                                  such Rating Agency, or (iii) if there are five
                                                  or more insurance companies collectively issuing
                                                  the policies, sixty percent (60%) or more of the
                                                  insured amount shall have a claims paying
                                                  ability rating of "A" or better (and the
                                                  equivalent thereof) by at least two (2) of the
                                                  Rating Agencies rating the Certificates, or if
                                                  only one Rating Agency is rating the
                                                  Certificates, then only by such Rating Agency,
                                                  and the remaining forty percent (40%) (or lesser
                                                  remaining amount) of which shall have a claims
                                                  paying ability rating of "BBB" or better (and
                                                  the equivalent thereof) by at least two (2) of
                                                  the Rating Agencies rating the Certificates, or
                                                  if only one Rating Agency is rating the
                                                  Certificates, then only by such Rating Agency.
----------------- ------------------------------- --------------------------------------------------
       86         Holiday Inn San Antonio         On the origination date, the mortgagee accepted
                                                  comprehensive commercial general liability
                                                  insurance that provides for a deductible of
                                                  $1,000.
----------------- ------------------------------- --------------------------------------------------
      131         Kmart - Paintsville             Subject to the satisfaction of certain criteria,
                                                  KMart, the sole tenant at the Mortgaged
                                                  Property, is permitted to self insure.
                                                  Additionally, Kmart is only required to insure
                                                  80% of the replacement value; however, the
                                                  Mortgagor personally guaranteed any shortfall if
                                                  this amount is insufficient to fully restore the
                                                  Mortgaged Property.
----------------- ------------------------------- --------------------------------------------------
                  All Loans                       Although the Mortgage Loan Documents require
                                                  comprehensive general liability insurance
                                                  consistent with this representation and
                                                  warranty, as of the date hereof, the mortgagee
                                                  has not received evidence of the endorsement
                                                  necessary to include it as an additional
                                                  insured.  At closing, the mortgagee accepted
                                                  evidence of comprehensive commercial general
                                                  liability insurance and its inclusion as an
                                                  additional insured on standard Accord form 25 or
                                                  other similar forms.
----------------- ------------------------------- --------------------------------------------------


Representation #(24)


----------------- ------------------------------- --------------------------------------------------
  Loan Number               Loan Name                         Description of Exception
----------------- ------------------------------- --------------------------------------------------
       46         DoubleTree - Cleveland          Disabled Patriots of America, Inc. and Bonnie
                                                  Kramer, as plaintiffs, have filed a complaint
                                                  against the Mortgagor, as defendant, which
                                                  alleges that the Mortgaged Property does not
                                                  comply with the Americans Disabilities Act with
                                                  respect to parking, entrance access and path of
                                                  travel, access to goods and services, restrooms
                                                  and accessible guest rooms.  The complaint only
                                                  seeks injunctive relief and attorneys' fees.  At
                                                  origination, the Mortgagor escrowed $150,000 to
                                                  bring the Mortgaged Property within compliance.
----------------- ------------------------------- --------------------------------------------------


Representation #(29)


----------------- ------------------------------- --------------------------------------------------
  Loan Number               Loan Name                         Description of Exception
----------------- ------------------------------- --------------------------------------------------
  14; 9; 16; 2    Liberty Plaza; Summit Mall;     The original principal balance of the Liberty
                  Valle Vista Mall; Sawgrass      Plaza Mortgage Loan, the Summit Mall Mortgage
                  Mills Mall                      Loan, the Valle Vista Mall Mortgage Loan and the
                                                  Sawgrass Simon Mall Mortgage Loan, which loans
                                                  are to Mortgagors under common sponsorship,
                                                  represent more than 5% of the aggregate
                                                  outstanding principal amount of all the mortgage
                                                  loans included in the trust fund.
----------------- ------------------------------- --------------------------------------------------


Representation #(32)


----------------- ------------------------------- --------------------------------------------------
  Loan Number               Loan Name                         Description of Exception
----------------- ------------------------------- --------------------------------------------------
       42         1450 Infinite Drive             Subject to the satisfaction of certain
                                                  conditions, transfers to affiliates and other
                                                  entities or individuals are permitted pursuant
                                                  to the Mortgage Loan documents.

                                                  Subject to the satisfaction of certain criteria,
                                                  the Mortgage Loan documents allow members of the
                                                  Mortgagor the right to pledge their interests in
                                                  the Mortgagor to secure a mezzanine loan
                                                  pursuant to the security instrument.
----------------- ------------------------------- --------------------------------------------------
       6          Carespring Portfolio            Subject to the satisfaction of certain
                                                  conditions, transfers to affiliates and other
                                                  entities or individuals are permitted pursuant
                                                  to the Mortgage Loan documents.
----------------- ------------------------------- --------------------------------------------------
       70         The Villages                    In conjunction with the Mortgagor financing the
                                                  transfer and assumption of the Mortgage Loan and
                                                  Mortgaged Property and subject to the
                                                  satisfaction of certain other conditions, the
                                                  Mortgagor has a one time right to incur
                                                  additional subordinate debt secured by the
                                                  Mortgaged Property.
----------------- ------------------------------- --------------------------------------------------
       74         The Veranda Apartments          In conjunction with the Mortgagor financing the
                                                  transfer and assumption of the Mortgage Loan and
                                                  Mortgaged Property and subject to the
                                                  satisfaction of certain other conditions, the
                                                  Mortgagor has a one time right to incur
                                                  additional subordinate debt secured by the
                                                  Mortgaged Property.
----------------- ------------------------------- --------------------------------------------------
      113         Applewood Village               In conjunction with the Mortgagor financing the
                                                  transfer and assumption of the Mortgage Loan and
                                                  Mortgaged Property and subject to the
                                                  satisfaction of certain other conditions, the
                                                  Mortgagor has a one time right to incur
                                                  additional subordinate debt secured by the
                                                  Mortgaged Property.
----------------- ------------------------------- --------------------------------------------------
       52         Woodwind Village                In conjunction with the Mortgagor financing the
                                                  transfer and assumption of the Mortgage Loan and
                                                  Mortgaged Property and subject to the
                                                  satisfaction of certain other conditions, the
                                                  Mortgagor has a one time right to incur
                                                  additional subordinate debt secured by the
                                                  Mortgaged Property.
----------------- ------------------------------- --------------------------------------------------
      107         St. Gregory's Beach Apartments  In conjunction with the Mortgagor financing the transfer and assumption of the Mortgage Loan and
                                                  Mortgaged Property and subject to the
                                                  satisfaction of certain other conditions, the
                                                  Mortgagor has a one time right to incur
                                                  additional subordinate debt secured by the
                                                  Mortgaged Property.
----------------- ------------------------------- --------------------------------------------------
       82         Windsong Village                In conjunction with the Mortgagor financing the
                                                  transfer and assumption of the Mortgage Loan and
                                                  Mortgaged Property and subject to the
                                                  satisfaction of certain other conditions, the
                                                  Mortgagor has a one time right to incur
                                                  additional subordinate debt secured by the
                                                  Mortgaged Property.
----------------- ------------------------------- --------------------------------------------------
       35         1140 19th Street Northwest      Subject to the satisfaction of certain
                                                  conditions, transfers to affiliates and other
                                                  entities or individuals are permitted pursuant
                                                  to the Mortgage Loan documents.

                                                  Subject to the satisfaction of certain criteria,
                                                  the Mortgage Loan documents allow members of the
                                                  Mortgagor the right to pledge their interests in
                                                  the Mortgagor to secure a mezzanine loan
                                                  pursuant to the security instrument.
----------------- ------------------------------- --------------------------------------------------
       48         1146 19th Street Northwest      Subject to the satisfaction of certain
                                                  conditions, transfers to affiliates and other
                                                  entities or individuals are permitted pursuant
                                                  to the Mortgage Loan documents.

                                                  Subject to the satisfaction of certain criteria,
                                                  the Mortgage Loan documents allow members of the
                                                  Mortgagor the right to pledge their interests in
                                                  the Mortgagor to secure a mezzanine loan
                                                  pursuant to the security instrument.
----------------- ------------------------------- --------------------------------------------------
      109         National Cup Building           Subject to the satisfaction of certain criteria,
                                                  the Mortgage Loan documents allow members of the
                                                  Mortgagor the right to pledge their interests in
                                                  the Mortgagor to secure a mezzanine loan
                                                  pursuant to the security instrument.
----------------- ------------------------------- --------------------------------------------------
       5          Ten Penn Center                 Subject to the satisfaction of certain
                                                  conditions, transfers to affiliates and other
                                                  entities or individuals are permitted pursuant
                                                  to the Mortgage Loan documents.
----------------- ------------------------------- --------------------------------------------------
       2          Sawgrass Mills Mall             Subject to the satisfaction of certain
                                                  conditions, transfers to affiliates and other
                                                  entities or individuals are permitted pursuant
                                                  to the Mortgage Loan documents.

                                                  Subject to the satisfaction of certain criteria,
                                                  the Mortgage Loan documents allow members of the
                                                  Mortgagor the right to pledge their interests in
                                                  the Mortgagor to secure a mezzanine loan
                                                  pursuant to the security instrument.
----------------- ------------------------------- --------------------------------------------------
       32         Cassford Corporate Park         Subject to the satisfaction of certain
                                                  conditions, transfers to affiliates and other
                                                  entities or individuals are permitted pursuant
                                                  to the Mortgage Loan documents.
----------------- ------------------------------- --------------------------------------------------
      119         All Storage Self Storage        Subject to the satisfaction of certain criteria,
                  Facility                        the Mortgage Loan documents allow members of the
                                                  Mortgagor the right to pledge their interests in
                                                  the Mortgagor to secure a mezzanine loan
                                                  pursuant to the security instrument.
----------------- ------------------------------- --------------------------------------------------
       9          Summit Mall                     Subject to the satisfaction of certain
                                                  conditions, transfers to affiliates and other
                                                  entities or individuals are permitted pursuant
                                                  to the Mortgage Loan documents.

                                                  Subject to the satisfaction of certain criteria,
                                                  the Mortgage Loan documents allow members of the
                                                  Mortgagor the right to pledge their interests in
                                                  the Mortgagor to secure a mezzanine loan
                                                  pursuant to the security instrument.
----------------- ------------------------------- --------------------------------------------------
       16         Valle Vista Mall                Subject to the satisfaction of certain
                                                  conditions, transfers to affiliates and other
                                                  entities or individuals are permitted pursuant
                                                  to the Mortgage Loan documents.

                                                  Subject to the satisfaction of certain criteria,
                                                  the Mortgage Loan documents allow members of the
                                                  Mortgagor the right to pledge their interests in
                                                  the Mortgagor to secure a mezzanine loan
                                                  pursuant to the security instrument.
----------------- ------------------------------- --------------------------------------------------
       14         Liberty Plaza                   Subject to the satisfaction of certain
                                                  conditions, transfers to affiliates and other
                                                  entities or individuals are permitted pursuant
                                                  to the Mortgage Loan documents.

                                                  Subject to the satisfaction of certain criteria,
                                                  the Mortgage Loan documents allow members of the
                                                  Mortgagor the right to pledge their interests in
                                                  the Mortgagor to secure a mezzanine loan
                                                  pursuant to the security instrument.
----------------- ------------------------------- --------------------------------------------------
       36         Market Square                   Subject to the satisfaction of certain criteria,
                                                  the Mortgage Loan documents allow members of the
                                                  Mortgagor the right to pledge their interests in
                                                  the Mortgagor to secure a mezzanine loan
                                                  pursuant to the security instrument.
----------------- ------------------------------- --------------------------------------------------
       86         Holiday Inn San Antonio         Subject to the satisfaction of certain criteria,
                                                  the Mortgage Loan documents allow members of the
                                                  Mortgagor the right to pledge their interests in
                                                  the Mortgagor to secure a mezzanine loan
                                                  pursuant to the security instrument.
----------------- ------------------------------- --------------------------------------------------
       4          Hard Rock Hotel - Chicago       Subject to the satisfaction of certain
                                                  conditions, transfers to affiliates and other
                                                  entities or individuals are permitted pursuant
                                                  to the Mortgage Loan documents.

                                                  Subject to the satisfaction of certain criteria,
                                                  the Mortgage Loan documents allow members of the
                                                  Mortgagor the right to pledge their interests in
                                                  the Mortgagor to secure a mezzanine loan
                                                  pursuant to the security instrument.
----------------- ------------------------------- --------------------------------------------------
       51         Kennerly Medical Office         Subject to the satisfaction of certain criteria,
                                                  the Mortgage Loan documents allow members of the
                                                  Mortgagor the right to pledge their interests in
                                                  the Mortgagor to secure a mezzanine loan
                                                  pursuant to the security instrument.
----------------- ------------------------------- --------------------------------------------------


Representation #(33)


----------------- ------------------------------- --------------------------------------------------
  Loan Number               Loan Name                         Description of Exception
----------------- ------------------------------- --------------------------------------------------
       6          Carespring Portfolio            The Mortgaged Property secures the Mortgage Loan
                                                  (consisting of a Fixed Rate A-2 Note and a Fixed
                                                  Rate A-3 Note) and a Fixed Rate A-1 Note (which
                                                  is pari passu with the Mortgage Loan and is not
                                                  included in the trust fund).
----------------- ------------------------------- --------------------------------------------------
       2          Sawgrass Mills Mall             The Mortgaged Property secures (A) the Mortgage
                                                  Loan consisting of a Fixed Rate A-1 (Phase I)
                                                  Note, Fixed Rate A-1 (Phase II) Note and Fixed
                                                  Rate A-1 (Phase III) Note] and (B) a Fixed Rate
                                                  A-2 (Phase I) Note, Fixed Rate A-2 (Phase II)
                                                  Note, Fixed Rate A-2 (Phase III) Note, Fixed
                                                  Rate A-3 (Phase I) Note, Fixed Rate A-3 (Phase
                                                  II) Note, Fixed Rate A-3 (Phase III) Note, Fixed
                                                  Rate A-4 (Phase I) Note, Fixed Rate A-4 (Phase
                                                  II) Note, Fixed Rate A-4 (Phase III) Note, Fixed
                                                  Rate A-5 (Phase I) Note, Fixed Rate A-5 (Phase
                                                  II) Note and Fixed Rate A-5 (Phase III) Note
                                                  (each of which is pari passu with the Mortgage
                                                  Loan and is not included in the trust fund) and
                                                  (C) a Fixed Rate B-1 (Phase I) Note, Fixed Rate
                                                  B-1 (Phase II) Note, Fixed Rate B-1 (Phase III)
                                                  Note, Fixed Rate B-2 (Phase I) Note, Fixed Rate
                                                  B-2 (Phase II) Note, Fixed Rate B-2 (Phase III)
                                                  Note, Fixed Rate B-3 (Phase I) Note, Fixed Rate
                                                  B-3 (Phase II) Note and Fixed Rate B-3 (Phase
                                                  III) Note (each of which is not included in the
                                                  trust fund).
----------------- ------------------------------- --------------------------------------------------


Representation #(35)


----------------- ------------------------------- --------------------------------------------------
  Loan Number               Loan Name                         Description of Exception
----------------- ------------------------------- --------------------------------------------------
       6          Carespring Portfolio            Each Carespring Portfolio property may be
                                                  released from the lien of the Mortgage upon
                                                  defeasance of an amount equal to 125% of the
                                                  allocated loan amount; provided however, in the
                                                  event a casualty affects the defeased property,
                                                  the affected property may be released from the
                                                  lien of the Mortgage upon defeasance of an
                                                  amount equal to 110% of the allocated loan
                                                  amount.
----------------- ------------------------------- --------------------------------------------------
       28         Hock Plaza II                   Each of the individual parcels comprising the
                                                  Mortgaged Property may be released from the lien
                                                  of the Mortgage upon defeasance of an amount
                                                  equal to 115% of the allocated loan amount.
----------------- ------------------------------- --------------------------------------------------
       32         Cassford Corporate Park         The Mortgaged Property consists of multiple
                                                  buildings, some of which may be released
                                                  separately from the lien of the Mortgage upon
                                                  defeasance.  The release of the first building
                                                  or set of buildings requires partial defeasance
                                                  of an amount equal to 110% of the allocated loan
                                                  amount and any subsequent releases require
                                                  defeasance of an amount equal to 115% of the
                                                  allocated loan amount.  Mortgagor may not
                                                  release a parcel or parcels that represent, in
                                                  the aggregate, more than 30% of the total
                                                  allocated loan amount as of the origination date.
----------------- ------------------------------- --------------------------------------------------


Representation #(36)


----------------- ------------------------------- --------------------------------------------------
  Loan Number               Loan Name                         Description of Exception
----------------- ------------------------------- --------------------------------------------------
       4          Hard Rock Hotel - Chicago       The Mortgage Loan is structured with a master
                                                  lease to take advantage of historic tax
                                                  credits.  As part of that structure, the
                                                  Mortgagor has master leased the Mortgaged
                                                  Property to an affiliate entity and thus, the
                                                  affiliate entity owns certain personal property
                                                  at the Mortgaged Property.
----------------- ------------------------------- --------------------------------------------------


Representation #(37)


----------------- ------------------------------- --------------------------------------------------
  Loan Number               Loan Name                         Description of Exception
----------------- ------------------------------- --------------------------------------------------
74; 68; 69; 82;   The Veranda Apartments;         The respective Mortgaged Properties are legally
       32         Wingate - Allentown, PA; Best   nonconforming due to deficient parking.
                  Western Grand Victorian;
                  Windsong Village; Cassford
                  Corporate Park
----------------- ------------------------------- --------------------------------------------------


Representation #(38)


----------------- ------------------------------- --------------------------------------------------
  Loan Number               Loan Name                         Description of Exception
----------------- ------------------------------- --------------------------------------------------
       50         Home Depot - Homestead          Home Depot, the sole tenant at the Mortgaged
                                                  Property, has not completed the construction of
                                                  its retail store.
----------------- ------------------------------- --------------------------------------------------


Representation #(42)


----------------- ------------------------------- --------------------------------------------------
  Loan Number               Loan Name                         Description of Exception
----------------- ------------------------------- --------------------------------------------------
       6          Carespring Portfolio            Terrorism insurance premiums are capped at
                                                  $85,000 per year.
----------------- ------------------------------- --------------------------------------------------
       70         The Villages                    Terrorism insurance premiums are capped at
                                                  $8,000 per year.
----------------- ------------------------------- --------------------------------------------------
       74         The Veranda Apartments          Terrorism insurance premiums are capped at
                                                  $8,000 per year.
----------------- ------------------------------- --------------------------------------------------
      113         Applewood Village               Terrorism insurance premiums are capped at
                                                  $6,000 per year.
----------------- ------------------------------- --------------------------------------------------
       52         Woodwind Village                Terrorism insurance premiums are capped at
                                                  $10,000 per year.
----------------- ------------------------------- --------------------------------------------------
      107         St. Gregory's Beach Apartments  Terrorism insurance premiums are capped at
                                                  $7,000 per year.
----------------- ------------------------------- --------------------------------------------------
       82         Windsong Village                Terrorism insurance premiums are capped at
                                                  $7,500 per year.
----------------- ------------------------------- --------------------------------------------------
       58         Maricopa Marketplace            Mortgagor is only required to obtain terrorism
                                                  insurance to the extent that such insurance is
                                                  commercially available at commercially
                                                  reasonable rates.  The existing all-risk
                                                  insurance policy does not exclude terrorism
                                                  coverage.
----------------- ------------------------------- --------------------------------------------------
       5          Ten Penn Center                 Terrorism insurance premiums are capped at
                                                  $150,000 per year, subject to annual increases
                                                  based on the Consumer Price Index.
----------------- ------------------------------- --------------------------------------------------
      119         All Storage Self Storage        Terrorism insurance premiums are capped at
                  Facility                        $10,000 per year.
----------------- ------------------------------- --------------------------------------------------
      131         Kmart - Paintsville             At origination, the mortgagee waived the
                                                  requirement for terrorism insurance so long as
                                                  KMart is a tenant.
----------------- ------------------------------- --------------------------------------------------
       4          Hard Rock Hotel - Chicago       Terrorism insurance premiums are capped at
                                                  $175,000 per year.
----------------- ------------------------------- --------------------------------------------------
       85         Eisen Hollywood                 Terrorism insurance premiums are capped at
                                                  $10,500 per year.
----------------- ------------------------------- --------------------------------------------------

                                    EXHIBIT D

                          FORM OF OFFICER'S CERTIFICATE

            I, [______], a duly appointed, qualified and acting [______] of [___________], a [________] [______] (the "Company"), hereby certify on behalf of the Company as follows:

            1. I have examined the Mortgage Loan Purchase Agreement, dated as of August 1, 2007 (the "Agreement"), between the Company and J.P. Morgan Chase Commercial Mortgage Securities Corp., and all of the representations and warranties of the Company under the Agreement are true and correct in all material respects on and as of the date hereof (or, in the case of any particular representation or warranty set forth on Exhibit B to the Agreement, as of such other date provided for in such representation or warranty) with the same force and effect as if made on and as of the date hereof, subject to the exceptions set forth in the Agreement (including Exhibit C thereto).

            2. The Company has complied with all the covenants and satisfied all the conditions on its part to be performed or satisfied under the Agreement on or prior to the date hereof and no event has occurred which, with notice or the passage of time or both, would constitute a default under the Agreement.

            3. I have examined the information regarding the Mortgage Loans in the Prospectus, dated August 3, 2007, as supplemented by the Prospectus Supplement, dated August 3, 2007 (collectively, the "Prospectus"), relating to the offering of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-SB, Class A-1A, Class X, Class A-M, Class A-J, Class B, Class C, Class D, Class E and Class F Certificates, the Private Placement Memorandum, dated August 24, 2007 (the "Privately Offered Certificate Private Placement Memorandum"), relating to the offering of the Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class P, Class Q, Class T, Class NR, Class S, Class R, and Class LR, and the Residual Private Placement Memorandum, dated August 24, 2007 (together with the Privately Offered Certificate Private Placement Memorandum, the "Private Placement Memoranda"), relating to the offering of the Class R and Class LR Certificates, and nothing has come to my attention that would lead me to believe that the Prospectus, as of the date of the Prospectus Supplement or as of the date hereof, or the Private Placement Memoranda, as of the date of the Private Placement Memoranda or as of the date hereof, included or includes any untrue statement of a material fact relating to the Mortgage Loans or omitted or omits to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading.

            Capitalized terms used herein without definition have the meanings given them in the Agreement.

                    [SIGNATURE APPEARS ON THE FOLLOWING PAGE]

            IN WITNESS WHEREOF, I have signed my name this ___ day of August, 2007.

                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                   SCHEDULE I

  MORTGAGE LOANS FOR WHICH A LENDER'S ENVIRONMENTAL POLICY WAS OBTAINED IN LIEU
                       OF AN ENVIRONMENTAL SITE ASSESSMENT

Reference is made to the Representations and Warranties set forth in Exhibit B attached hereto corresponding to the Paragraph number set forth below.

Paragraph 21(a) and (e):


None.

                                   SCHEDULE II

                       MORTGAGED PROPERTY FOR WHICH OTHER
                      ENVIRONMENTAL INSURANCE IS MAINTAINED

Reference is made to the Representations and Warranties set forth in Exhibit B attached hereto corresponding to the Paragraph numbers set forth below:

Paragraph 21(b) and (c):



None.